FRANKLIN TEMPLETON LOGO


           FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND
                 IMPORTANT SHAREHOLDER INFORMATION

   These materials are for a Special Meeting of Shareholders of Franklin Florida Insured Tax-Free Income Fund, a series of Franklin Tax-Free Trust, scheduled for May 8, 2008 at 2:00 p.m., Pacific Time. They discuss a proposal to be voted on at the meeting and contain a Notice of Special Meeting of Shareholders, a Prospectus/Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you complete the proxy card, it tells us how you wish the individual(s) named on your proxy card to vote on important issues relating to your Fund. If you complete, sign and return the proxy card, we'll vote it exactly as you tell us. If you simply sign and return the proxy card, we'll vote it in accordance with the Board of Trustees' recommendations on page 5 of the Prospectus/Proxy Statement.

   WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSAL IN THE PROSPECTUS/PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE.
   WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL
FUND INFORMATION AT 1-800/DIAL BEN (1-800/342-5236).




















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                   TELEPHONE AND INTERNET VOTING

   For your  convenience,  you may be able to vote by  telephone or
through  the  Internet,   24  hours  a  day.  If  your  account  is
eligible, separate instructions are enclosed.
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FRANKLIN TEMPLETON LOGO



           FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND
               (A SERIES OF FRANKLIN TAX-FREE TRUST)

                       ONE FRANKLIN PARKWAY
                     SAN MATEO, CA 94403-1906

             NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON MAY 8, 2008

To the Shareholders of Franklin Florida Insured Tax-Free Income
Fund:

   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Franklin Florida Insured Tax-Free Income Fund ("Florida Fund"), a series of Franklin Tax-Free Trust (the "Trust"), will be held at the Trust's office, One Franklin Parkway, San Mateo, California, 94403-1906, May 8, 2008 at 2:00 p.m., Pacific Time. The Meeting is being called for the following purpose:

   To approve a Plan of Reorganization (the "Plan") of the Trust, on behalf of Florida Fund and Franklin Insured Tax-Free Income Fund, another series of the Trust ("Insured Fund"), that provides for: (i) the acquisition of substantially all of the assets of Florida Fund by Insured Fund in exchange solely for Class A shares of Insured Fund, (ii) the distribution of such shares to the shareholders of Florida Fund, and (iii) the complete liquidation and dissolution of Florida Fund. Shareholders of Florida Fund will receive Class A shares of Insured Fund with an aggregate net asset value equal to the aggregate net asset value of such shareholders' Class A shares of Florida Fund.

   A copy of the Plan, which describes the transaction more completely, is attached as Exhibit A to the Prospectus/Proxy
Statement.

   Shareholders of record as of the close of business on February
15, 2008 are entitled to notice of, and to vote at, the Meeting or any adjourned Meeting.



Date: February 19, 2008



                            By Order of the Board of Trustees,


                            -----------------------
                            Karen L. Skidmore
                            SECRETARY






YOU ARE INVITED TO ATTEND THE MEETING, BUT IF YOU CANNOT DO SO, THE BOARD OF TRUSTEES URGES YOU TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE ENSURED. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO FLORIDA FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE MEETING.


                    PROSPECTUS/PROXY STATEMENT

   When reading this Prospectus/Proxy Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.


                         TABLE OF CONTENTS

                                                             PAGE
COVER PAGE                                                      Cover
SUMMARY                                                             5
   What proposal will be voted on?                                  5
   How will the Transaction affect me?                              6
   How will the shareholder voting be handled?                      6
COMPARISONS OF SOME IMPORTANT FEATURES                              7
   How do the investment goals, strategies and policies of          7
the Funds compare?
   What are the risks of an investment in the Funds?                7
   What are the distribution and purchase procedures of the         8
Funds?
   What are the redemption procedures and exchange privileges       8
of the Funds?
   Who manages the Funds?                                           8
   What are the fees and expenses of each of the Funds and         10
      what might they be after the Transaction?
   How do the performance records of the Funds compare?            12
   Where can I find more financial and performance                 12
information about the Funds?
   What are other key features of the Funds?                       14
REASONS FOR THE TRANSACTION                                        15
INFORMATION ABOUT THE TRANSACTION                                  16
   How will the Transaction be carried out?                        16
   Who will pay the expenses of the Transaction?                   18
   What are the tax consequences of the Transaction?               18
   What should I know about the shares of Insured Fund?            19
   What are the capitalizations of the Funds and what might        19
      the capitalization be after the Transaction?
COMPARISON OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS     20
   Are there any significant differences between the               20
      investment goals, strategies, policies and risks of the
      Funds?
   How do the investment restrictions of the Funds differ?         21
   What are the principal risk factors associated with             21
investments in the Funds?
INFORMATION ABOUT INSURED FUND                                     23
INFORMATION ABOUT FLORIDA FUND                                     23
FURTHER INFORMATION ABOUT THE FUNDS                                24
VOTING INFORMATION                                                 26
   How many votes are necessary to approve the Plan?               26
   How do I ensure my vote is accurately recorded?                 26
   May I revoke my proxy?                                          27
   What other matters will be voted upon at the Meeting?           27
   Who is entitled to vote?                                        27
   How will proxies be solicited?                                  28
   What other solicitations will be made?                          28
   Are there dissenters' rights?                                   28
PRINCIPAL HOLDERS OF SHARES                                        28
SHAREHOLDER PROPOSALS                                              28
ADJOURNMENT                                                        28
GLOSSARY--USEFUL TERMS AND DEFINITIONS                             29
EXHIBITS TO PROSPECTUS/PROXY STATEMENT                             30
                                                                   31
   EXHIBIT A--FORM OF PLAN OF REORGANIZATION OF FRANKLIN
     TAX-FREE TRUST, ON BEHALF OF FRANKLIN FLORIDA INSURED
     TAX-FREE INCOME FUND AND FRANKLIN INSURED TAX-FREE          A-1
     INCOME FUND

   EXHIBIT B--PROSPECTUS OF FRANKLIN INSURED TAX-FREE INCOME
     FUND - CLASS A, CLASS B AND CLASS C, DATED JULY 1, 2007
     (ENCLOSED)


2

                    PROSPECTUS/PROXY STATEMENT
                        DATED FEBRUARY 19, 2008


         ACQUISITION OF SUBSTANTIALLY ALL OF THE ASSETS OF
           FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND
               (A SERIES OF FRANKLIN TAX-FREE TRUST)

                 BY AND IN EXCHANGE FOR SHARES OF

               FRANKLIN INSURED TAX-FREE INCOME FUND
               (A SERIES OF FRANKLIN TAX-FREE TRUST)


   This Prospectus/Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the "Meeting") of Franklin Florida Insured Tax-Free Income Fund ("Florida Fund"), which is a series of Franklin Tax-Free Trust (the "Trust"). At the Meeting, shareholders of Florida Fund will be asked to approve or disapprove a Plan of Reorganization (the "Plan"). If shareholders of Florida Fund vote to approve the Plan, substantially all of the assets of Florida Fund will be acquired by Franklin Insured Tax-Free Income Fund ("Insured Fund"), another series of the Trust, in exchange for Class A shares of Insured Fund ("Insured Fund Class A shares"). The principal office of the Trust is located at One Franklin Parkway, San Mateo, CA 94403-1906. You can reach the office of the Trust by telephone by calling 1-800/342-5236.

   The Meeting will be held at the Trust's office, One Franklin Parkway, San Mateo, California, on May 8, 2008 at 2:00 p.m., Pacific Time. The Board of Trustees of the Trust, on behalf of Florida Fund, is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about February 25, 2008.

   If Florida Fund shareholders vote to approve the Plan, you will receive Insured Fund Class A shares of equivalent aggregate net asset value ("NAV") to your investment in Class A shares of Florida Fund ("Florida Fund Class A shares"). Florida Fund will then be liquidated and dissolved.

   The investment goals of Florida Fund and Insured Fund are substantially similar. Each Fund seeks to provide a high level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. In addition, Florida Fund seeks to provide a maximum level of income exempt from personal incomes taxes, for Florida residents. Franklin Advisers, Inc. ("FAI") serves as investment manager to both Florida Fund and Insured Fund.

   This Prospectus/Proxy Statement gives the information about the proposed transaction and about Insured Fund that you should know before voting on the Plan. You should retain it for future reference. Additional information about Insured Fund and the proposed transaction has been filed with the U.S. Securities and Exchange Commission (SEC) and can be found in the following documents:
o The Prospectus of Insured Fund - Class A, Class B and Class C, dated July 1, 2007 (the "Insured Fund Prospectus"), as supplemented to date, is enclosed with and considered a part of this Prospectus/Proxy Statement.

o A Statement of Additional Information ("SAI") dated February 19, 2008 relating to this Prospectus/Proxy Statement has been filed with the SEC and is considered a part of this Prospectus/Proxy Statement.

   You may request a free copy of the SAI relating to this Prospectus/Proxy Statement or any of the documents referred to above without charge by calling 1-800/DIAL BEN(R) or by writing to Franklin Templeton Investments at One Franklin Parkway, San
Mateo, CA 94403-1906.

   THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES
OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY
STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

   MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.




                              SUMMARY

   This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A) and the Insured Fund Prospectus (enclosed as Exhibit B).


WHAT PROPOSAL WILL BE VOTED ON?
    At a meeting held on September 18, 2007, the Board of Trustees of the Trust considered a proposal to reorganize Florida Fund with and into Insured Fund and voted to recommend that shareholders of Florida Fund vote to approve the Plan. On
December 3, 2007, the Trustees approved the Plan.

   If shareholders of Florida Fund vote to approve the Plan, it will result in the transfer of substantially all of Florida Fund's assets to Insured Fund, in exchange for Class A shares of Insured Fund of equivalent aggregate NAV. Your Class A shares of Florida Fund will then be exchanged for Class A shares of Insured Fund of equivalent aggregate NAV. This means that, although the total value of your investment will be the same immediately before and after the exchange, the number of Insured Fund shares that you receive will likely be different than the number of Florida Fund shares that you own because of the Funds' different NAVs per share. After the shares of Insured Fund are distributed to Florida Fund shareholders, Florida Fund will be completely liquidated and dissolved. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction.") As a result of the Transaction, you will cease to be a shareholder of Florida Fund and will become a shareholder of Insured Fund. The exchange will occur on the closing date of the Transaction, which is the specific date on which the Transaction takes place. The closing date of the Transaction is expected to occur on or about May 22, 2008.

   FAI serves as investment manager to Florida Fund and Insured Fund. While the investment goals of Florida Fund and Insured Fund are substantially similar, Insured Fund has policies that are similar, but not identical, to those of Florida Fund. For the reasons set forth in the "Reasons for the Transaction" section of this Prospectus/Proxy Statement, the Board of Trustees of the Trust, including the Trustees who are not "interested persons" as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees") has determined that the Transaction is in the best interests of Florida Fund and its shareholders. The Board of Trustees of the Trust concluded that no dilution in value would result to the shareholders of Florida Fund or Insured Fund, respectively, as a result of the Transaction. It is expected that Florida Fund shareholders will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for Insured Fund shares. You should, however, consult your tax adviser regarding the effect, if any, of the Transaction, in light of your individual circumstances. You should also consult your tax adviser about state and local tax consequences. For more information about the tax consequences of the Transaction, please see the section "Information about the Transaction--WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?"

                THE BOARD OF TRUSTEES OF THE TRUST
           RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN.

HOW WILL THE TRANSACTION AFFECT ME?

   It is anticipated that the Transaction will benefit you as follows:

   o Cost Savings: The total annual operating expenses as a percentage of net assets (the operating expense ratio) of Insured Fund are less than the operating expense ratio of Florida Fund. For the nine months ended November 30, 2007, Insured Fund's total annual operating expense ratio for Class A shares was 0.63% of average daily net assets, and for the nine months ended November 30, 2007, Florida Fund's net annual operating expense ratio for Class A shares was 0.75%.

   o Operating Efficiencies: Upon the reorganization of Florida Fund into Insured Fund, Florida Fund shareholders will become shareholders of a larger fund that may be able to
      achieve greater operating efficiencies.   As of November 30,
      2007, Florida Fund's total net assets were approximately over $152 million, and Insured Fund's total net assets were over $2 billion.

   o Relative Performance: Insured Fund performed slightly better for the one-year, five-year and ten-year period ended November 30, 2007.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

   Shareholders who own shares at the close of business on February 15, 2008 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold. Approval of the Transaction requires the affirmative vote of the lesser of: (i) a majority of the outstanding shares of Florida Fund, or (ii) 67% or more of the outstanding shares of Florida Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of Florida Fund are present or represented by proxy ("Affirmative Majority Vote"). Computershare Fund Services, Inc. has been retained by Florida Fund to collect and tabulate shareholder votes, and InvestorConnect, a division of The Altman Group, a professional proxy solicitation firm, has been engaged to assist in the solicitation of proxies.

   Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card, voting by telephone or through the Internet. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes at the Meeting.

   You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. You may also attend the Meeting and cast your vote in person at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

              COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS
COMPARE?

   There are some differences in the goals and strategies used by each Fund. The investment goal of Florida Fund is to provide investors with a high level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Florida Fund also tries to provide a maximum level of income exempt from personal taxes, if any, for Florida residents. The investment goal of Insured Fund is to provide investors with a high level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

   Under normal market conditions, both Funds invest at least 80% of its total assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. Each Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of each Fund's total assets may be in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest. In addition, under normal market conditions, each Fund invests at least 80% of its net assets in insured municipal securities.

   One difference between the Funds is that, under normal market conditions, Florida Fund invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of the state of Florida. Insured Fund does not have any such policy.

   For more information about the investment goals, strategies and policies of Florida Fund and Insured Fund, please see the section "Comparison of Investment Goals, Strategies, Policies and
Risks" in this Prospectus/Proxy Statement.

WHAT ARE THE RISKS OF AN INVESTMENT IN THE FUNDS?

   Investments in Florida Fund and Insured Fund involve risks common to most mutual funds. There is no guarantee against losses resulting from an investment in either Fund, or that either Fund will achieve its investment goal.

   The risks associated with an investment in each Fund are generally similar with respect to the type of portfolio securities held by each Fund. These risks include those associated with interest rate, credit, call, and other risks common to municipal securities. Because Florida Fund invests predominantly in Florida municipal securities, events in Florida are likely to affect the Fund's investments and its performance to a greater extent than Insured Fund, which invests in a more diversified portfolio of municipal securities. Some risks of Florida Fund include economic or political policy change, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties within Florida, and changes in credit ratings assigned to Florida municipal issuers to meet their obligations.

    For more information about the risks of investing in the Funds, see the section "What are the principal risk factors associated with investments in the Funds?" under the heading "Comparison of Investment Goals, Strategies, Policies and Risks" below.

WHAT ARE THE DISTRIBUTION AND PURCHASE PROCEDURES OF THE FUNDS?

    Shares of each Fund are sold on a continuous basis by Distributors. Class A shares of each Fund are sold at NAV per share plus a sales charge. Florida Fund Class A shareholders will not be assessed a sales charge on their receipt of Insured Fund Class A shares in connection with the Transaction.

WHAT ARE THE REDEMPTION PROCEDURES AND EXCHANGE PRIVILEGES OF THE
FUNDS?

    Each Fund offers the same redemption features pursuant to which proceeds of redemptions are remitted by check after prompt receipt of proper documents, including under certain circumstances signature guarantees. Each Fund has the same exchange privileges. Shares of each Fund may be redeemed at their respective NAV per share. However, redemptions of Class A shares that were purchased without an initial sales charge generally are subject to a 1% contingent deferred sales charge
(CDSC) if you sell the shares within 18 months following their purchase. Shares of each Fund are subject to a 2% redemption fee if the shares are sold within seven (7) days following their purchase date.

WHO MANAGES THE FUNDS?

   The management of the business and affairs of the Funds is the responsibility of the Board of Trustees of the Trust. Each Fund is a series of an open-end, registered management investment company, commonly referred to as a "mutual fund." The Trust, initially organized as a Massachusetts business trust in September 1984, was reorganized as a Delaware statutory trust effective July 1, 2007.

   FAI, the Funds' investment manager, is a direct, wholly owned subsidiary of Franklin Resources, Inc. ("Resources"). Resources is a publicly owned global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. Together, FAI and its affiliates serve as investment manager or administrator to 46 registered investment companies, with approximately 153 U.S.-based funds or series. Resources has $647 billion in assets under management as of November 30, 2007. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr., who serve as trustee and an officer of the Trust, respectively.

   Insured Fund's portfolio managers are:
JOHN POMEROY, VICE PRESIDENT OF FAI
Mr. Pomeroy has been an analyst or a portfolio manager of the Insured Fund since 1989. He has primary responsibility for the investments of Insured Fund. He has final authority over all aspects of Insured Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JAMES CONN CFA(R)(1) VICE PRESIDENT OF FAI
Mr. Conn has been an analyst or a portfolio manager of the Insured Fund since 1999. He is a manager of Insured Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

   The SAI for Insured Fund dated July 1, 2007, as supplemented to date, provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in Insured Fund. For information on how to obtain a copy of the SAI for Insured Fund, please see the section entitled "Information about Insured Fund."

1. CFA(R) and Chartered Financial Analyst(R) are trademarks owned bY CFA Institute.

   Florida Fund's portfolio managers are:
CARRIE HIGGINS, VICE PRESIDENT OF FAI
Ms. Higgins has been an analyst or a portfolio manager of Florida Fund since 2004. She has primary responsibility for the investments of Florida Fund. She has final authority over all aspects of Florida Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

STELLA S. WONG, VICE PRESIDENT OF FAI
Ms. Wong has been an analyst or a portfolio manager of the Florida Fund since its inception. She is a manager of Florida
Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

   The SAI for Florida Fund dated July 1, 2007, as supplemented to date, provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in Florida Fund. For information on how to obtain a copy of the SAI for Florida Fund, please see the section entitled "Information about Florida Fund."

   There are no material differences between the investment management and fund administration contracts for Florida Fund and Insured Fund.

   These agreements for both Florida Fund and Insured Fund have identical fee schedules.

WHAT ARE THE FEES AND EXPENSES OF EACH OF THE FUNDS AND WHAT
MIGHT THEY BE AFTER THE TRANSACTION?

   The table below describes the fees and expenses that you may pay if you buy and hold Class A shares of the Funds. The table also shows the estimated fees and expenses for Insured Fund Class A shares after the Transaction. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as a Class A shareholder of Insured Fund. You will not pay any initial or deferred sales charge in connection with the Transaction.


                  FEE TABLE FOR CLASS A SHARES OF
                   FLORIDA FUND AND INSURED FUND


                                        ACTUAL+          PRO FORMA++
                                --------------------------------------
                                FLORIDA FUND  INSURED    INSURED FUND
                                  CLASS A       FUND       CLASS A
                                (UNAUDITED)   CLASS A       AFTER
                                             (UNAUDITED) TRANSACTION
                                                         (UNAUDITED)
                                --------------------------------------
SHAREHOLDER FEES
(fees paid directly from your
investment)
Maximum sales charge (load)        4.25%       4.25%        4.25%
as a percentage of offering
price(1)
   Load imposed on purchases(1)    4.25%       4.25%        4.25%
     Maximum deferred sales         None        None        None
charge       (load)(2)
Redemption fee on shares sold      2.00%       2.00%        2.00%
within 7 calendar days
following their purchase
date(3)
ANNUAL FUND OPERATING
Expenses(4)
Management fees(4)                 0.57%       0.46%        0.46%
Distribution and service           0.15%       0.10%        0.10%
(12b-1) fees(4)
Other expenses(4)                  0.07%       0.07%        0.07%
TOTAL ANNUAL FUND OPERATING        0.79%       0.63%        0.63%
EXPENSES(4)
                                ====================================

+  Provided for the fiscal year ended February 28, 2007.

++ Pro Forma expenses are based on current and anticipated Insured
   Fund expenses as if the Transaction had been effective as of February 28, 2007 and do not include the estimated costs of the transaction of approximately $62,261, of which each Fund will pay 25%.


1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more and purchases by certain retirement plans without an initial sales charge.

3. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the applicable Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section in the Funds' prospectus.

4. The Fund may pay up to 0.15%, however, Distributors had agreed to limit the current rate to 0.10% per year. The actual reported total annual fund operating expenses were 0.74%.

EXAMPLE

   This example can help you compare the cost of investing in Florida Fund Class A shares with the cost of investing in Insured
Fund Class A shares, both before and after the Transaction. It assumes:

    o  You invest $10,000 for the periods shown;
    o  Your investment has a 5% return each year;
    o  The Fund's operating expenses remain the same; and
    o  You sell your shares at the end of the period shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 Year(1)  3 YEARS  5 YEARS  10 YEARS
                               ------------------------------------
If you sell your shares at the
end of the period:
Florida Fund - Class A            $502     $667     $845     $1,361
Insured Fund - Class A            $487     $618     $761     $1,178
Pro Forma Insured Fund - Class A  $487     $618     $761     $1,178
(after Transaction)

  1. Assumes a CDSC will not apply.

  HOW DO THE PERFORMANCE RECORDS OF THE FUNDS COMPARE?
The performance of the Class A shares of the Funds, including sales charges, as of November 30, 2007, is shown below.

               AVERAGE ANNUAL TOTAL RETURNS
                      INCEPTION  1 YEAR   5 YEAR   10 YEAR
                        DATE
Florida Fund -        4/30/93    (2.62)%  3.40%    4.39%
Class A(1)
Insured Fund -         4/3/85    (1.81)%  3.63%    4.47%
Class A(1)

1. Figures reflect the current maximum applicable sales charges.

    WHERE CAN I FIND MORE FINANCIAL AND PERFORMANCE INFORMATION
ABOUT THE FUNDS?

   The Insured Fund Prospectus (enclosed as Exhibit B), as well as the current Annual Report and Semiannual Report to Shareholders for Insured Fund as of February 28, 2007 and August 31, 2007, respectively, contain additional financial information about Insured Fund under the heading "Financial Highlights." Additional performance information as of the calendar year ended December
31, 2006, including after tax return information, is contained in the Insured Fund Prospectus under the heading "Performance."

   The Franklin Florida Insured Tax-Free Income Fund Prospectus (Florida Fund Prospectus), as well as the Annual Report and Semiannual Report to Shareholders for Florida Fund as of February 28, 2007 and August 31, 2007, respectively, contain more financial information about Florida Fund under the heading "Financial Highlights." Additional performance information as of the calendar year ended December 31, 2006 including after tax return information, is contained in the Florida Fund Prospectus under the heading "Performance." These documents are available free of charge upon request (see the section "Information about Florida Fund").

The financial highlights for Insured Fund have been audited by PricewaterhouseCoopers for the five years ended February 28, 2007.

INSERT A

  WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

   The Funds use the same service providers for the following services:

   TRANSFER AGENCY SERVICES. Investor Services, an indirect wholly owned subsidiary of Resources, is the shareholder servicing and transfer agent and dividend-paying agent for Florida Fund and Insured Fund.

   ADMINISTRATIVE SERVICES. FT Services, an indirect wholly owned subsidiary of Resources, provides certain administrative facilities and services to Florida Fund and Insured Fund under the same terms and conditions.

   CUSTODY SERVICES. Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the securities and other assets of Florida Fund and Insured Fund.

   DISTRIBUTION SERVICES. Distributors acts as the principal underwriter in the continuous public offering of the Funds' shares under the same terms and conditions.

   DISTRIBUTION AND SERVICE (12B-1) FEES. Each Fund has a separate distribution or "Rule 12b-1" plan for its Class A shares. Under each plan, the Fund may pay Distributors or others for the expenses of activities that are primarily intended to sell Class A shares. These expenses may include, among others, distribution or service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

   Florida Fund's Class A Plan may pay up to 0.15% per year of the average daily net assets of Fund Class A shares; however, Distributors had agreed to limit the current rate to 0.10% per year. Insured Fund's Class A plan may pay up to 0.10% per year of the average daily net assets of Fund Class A shares. For more information regarding Insured Fund's Rule 12b-1 plan, please see "The Underwriter--Distribution and Service (12b-1) fees" in its current SAI dated July 1, 2007. For information on how to obtain a copy of the SAI for Insured Fund, please see the section entitled "Information about Insured Fund."

   PURCHASES AND REDEMPTIONS. The maximum front-end sales charge imposed on purchases of Class A shares of Insured Fund and Florida Fund is 4.25% with reduced charges for purchases of $100,000 or more and no front-end sales charges for purchases of $1 million or more.

   In addition, shares of each Fund are subject to a 2% redemption fee if the shares are sold within 7 days following their purchase date.

   Shares of each Fund may be redeemed at their respective NAV per share, subject to any applicable redemption fee or CDSC. Redemptions of Class A shares that were purchased without an initial sales charge generally are subject to a 1% CDSC if you sell the shares within 18 months following their purchase. Additional information and specific instructions explaining how to buy, sell, and exchange shares of Insured Fund are outlined in the Insured Fund Prospectus under the heading "Your Account." The accompanying Insured Fund Prospectus also lists phone numbers for you to call if you have any questions about your account under the heading "Questions."

   DIVIDENDS AND DISTRIBUTIONS. Both Funds intend to pay a dividend monthly and to distribute capital gains, if any, annually. The amount of these distributions will vary and there is no guarantee the Funds will pay dividends.

   Each Fund has qualified, and Insured Fund intends to continue to qualify after the Transaction, to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income, derive at least 90% of its gross income from permitted sources and diversify its holdings as required by the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders.

   The tax implications of an investment in each Fund are generally the same. For more information about the tax implications of investments in the Funds, see the Funds' prospectus under the heading "Distributions and Taxes."


                     REASONS FOR THE TRANSACTION


   The Board of Trustees of the Trust (the "Trust's Board"), on behalf of Florida Fund, has recommended that Florida Fund shareholders approve the Transaction in order to combine Florida Fund with a larger fund that has similar goals and investment policies. Shareholders of Florida Fund will benefit from the lower expenses and better performance of Insured Fund.

   Meetings of the Trust's Board were held on September 18, 2007 and December 3, 2007 to consider the proposed Transaction and the Plan. The Independent Trustees held a separate meeting to consider this matter. The Independent Trustees have been advised on this matter by independent counsel to the Independent
Trustees.

   The Trust's Board requested and received from FAI written materials containing relevant information about Insured Fund and the proposed Transaction, including fee and expense information on an actual and future estimated basis, and comparative performance data.

   The Trust's Board considered the potential benefits and costs of the Transaction to Florida Fund shareholders. The Trust's Board reviewed detailed information about: (1) the investment goal, strategies and policies of Insured Fund compared to those of Florida Fund; (2) the portfolio management of Insured Fund (3) the comparability of the investment goals, policies, restrictions and investments of Florida Fund with those of Insured Fund; (4) the comparative short-term and long-term investment performance of Florida Fund and Insured Fund; (5) the current and estimated pro forma expense ratios of Florida Fund and Insured Fund; (6) the relative asset size of each Fund, including the benefits of Florida Fund joining with a larger fund; (7) the agreement by FAI to pay a portion of the expenses related to the Transaction; (8) the tax consequences of the Transaction to Florida Fund and its shareholders; and (9) the general characteristics of investors in Florida Fund.

   The Trust's Board also considered that: (a) there are differences between the goals and strategies used by each Fund;
(b) the relatively small asset size of Florida Fund had prevented it from realizing significant economies of scale in reducing its expense ratio; (c) based on Florida Fund's historical asset growth and projected sales activity, its assets were unlikely to grow sufficiently in the foreseeable future to result in significant economies of scale; (d) benefits to shareholders, including operating efficiencies, may be achieved from combining the Funds; and (e) alternatives were available to shareholders of Florida Fund, including the ability to redeem their shares.

   Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Trust's Board, including all of the Independent Trustees, concluded that the Transaction is in the best interests of the shareholders of Florida Fund and Insured Fund and that no dilution of value would result to the shareholders of either Fund from the Transaction. The Trust's Board approved the proposed transaction on September 18, 2007 and recommended that shareholders of Florida Fund vote to approve the Transaction and approved the Plan on December 3, 2007.

  FOR THE REASONS DISCUSSED ABOVE, THE TRUST'S BOARD UNANIMOUSLY
              RECOMMENDS THAT YOU VOTE FOR THE PLAN.


                 INFORMATION ABOUT THE TRANSACTION

   This is only a summary of the Plan. You should read the actual Plan, which is attached as Exhibit A, for complete information about the Transaction.

  HOW WILL THE TRANSACTION BE CARRIED OUT?

   If the shareholders of Florida Fund approve the Plan, the Transaction will take place after various conditions are satisfied, including the preparation of certain documents. The Trust will determine a specific date, called the "closing date," for the actual Transaction to take place. If the shareholders of Florida Fund do not approve the Plan, the Transaction will not take place, and Florida Fund will continue to operate as it does currently.

   Until the close of business on the day of the Meeting, you may continue to add to your existing account, subject to your applicable minimum additional investment amount, or buy additional shares through the reinvestment of dividend and capital gain distributions. If shareholders of Florida Fund approve the Plan at the Meeting, shares of Florida Fund will no longer be offered for sale to existing shareholders, except for the reinvestment of dividend and capital gain distributions or through established automatic investment plans.

   If the shareholders of Florida Fund approve the Plan, Florida Fund will transfer substantially all of its assets to Insured Fund on the closing date, which is scheduled for on or about May 22, 2008, but which may occur on a later date as officers of the Trust may determine. In return, Insured Fund will issue its Class A shares that have an aggregate NAV equal to the dollar value of the assets delivered to Insured Fund. The Trust will distribute the Insured Fund shares it receives to the shareholders of Florida Fund. Each shareholder of Florida Fund will receive a number of Insured Fund Class A shares with an aggregate NAV equal to the aggregate NAV of his or her Class A shares of Florida Fund. The stock transfer books of Florida Fund will be permanently closed as of 1:00 p.m., Pacific Time, on the closing date. Florida Fund will only accept requests for redemptions received in proper form before 1:00 p.m., Pacific Time, on the closing date. Requests received after that time will be considered requests to redeem shares of Insured Fund. As soon as is reasonably practicable after the transfer of its assets, Florida Fund will pay or make provision for payment of all its liabilities. Florida Fund will then terminate its existence as a separate series of the Trust.

   To the extent permitted by law, the Trust may amend the Plan without shareholder approval. If any amendment is made to the Plan that would have a material adverse effect on Florida Fund shareholders, such change will be submitted to the affected shareholders for their approval.

   The Trust has made representations in the Plan that are customary in matters such as the Transaction. The obligations of the Trust under the Plan with respect to Florida Fund or Insured
Fund, respectively, are subject to various conditions, including:

     o the Trust's Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Proxy Statement is a part, shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     o the shareholders of Florida Fund shall have approved the Transaction; and

     o the Trust shall have received the tax opinions described below that the consummation of the Transaction will not result in the recognition of gain or loss for federal income tax purposes for Florida Fund, Insured Fund or their respective shareholders.

   The Plan may be terminated or abandoned at any time before or after the approval of the shareholders of Florida Fund.

   Following the closing date, until outstanding certificates for shares of Florida Fund are surrendered, certificates for shares of Florida Fund shall be deemed, for all Insured Fund purposes, to evidence ownership of the appropriate number of Insured Fund shares into which the shares of Florida Fund have been converted. However, you will not be permitted to exchange your shares, transfer your shares, liquidate or change your registration on your account until you surrender your outstanding Florida Fund certificates, if any.

  WHO WILL PAY THE EXPENSES OF THE TRANSACTION?

   The total estimated cost of the Transaction is $62,261.  Each
Fund will pay 25% and FAI will pay 50% of the expenses resulting from the Transaction, including the costs of the proxy solicitation.

  WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?

   The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. Based on certain assumptions and representations received from the Trust, on behalf of Florida Fund and on behalf of Insured Fund, it is the opinion of Stradley Ronon Stevens & Young, LLP, counsel to Insured Fund and Florida Fund, (i) that shareholders of Florida Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of Florida Fund for shares of Insured Fund and (ii) that neither Insured Fund nor its shareholders will recognize any gain or loss upon Insured Fund's receipt of the assets of Florida Fund. In addition, the holding period and aggregate tax basis for the Insured Fund shares that are received by a Florida Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of Florida Fund previously held by such shareholder.

    Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Transaction is consummated but does not qualify as a tax-free reorganization under the Code, Florida Fund would recognize gain or loss on the transfer of its assets to Insured Fund and each shareholder of Florida Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Florida Fund shares and the fair market value of the shares of Insured Fund it received.

   After the Transaction, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Transaction in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

  WHAT SHOULD I KNOW ABOUT THE SHARES OF INSURED FUND?

   Class A shares of Insured Fund will be distributed to Class A shareholders of Florida Fund and generally will have the same legal characteristics as the shares of Florida Fund with respect to such matters as voting rights, accessibility, conversion rights, and transferability. Insured Fund issues other classes of shares, which have different expenses than the Insured Fund Class A shares. Florida Fund and Insured Fund are both a series of the Trust. The Trust was reorganized as a Delaware statutory trust,
effective July 1, 2007.   Former shareholders of Florida Fund
whose shares are represented by outstanding share certificates will not be allowed to redeem shares of Insured Fund until Florida Fund certificates have been returned.

  WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE
CAPITALIZATION BE AFTER THE TRANSACTION?

   The following table sets forth, as of February 28, 2007, the capitalization of Florida Fund and Insured Fund. The table also shows the pro forma capitalization of Insured Fund as adjusted to give effect to the proposed Transaction. The capitalization of Insured Fund and its classes is likely to be different when the Transaction is consummated.

                       FLORIDA      INSURED     ADJUSTED    INSURED
                         FUND        FUND     (TRANSACTION FUND--PRO
                     (UNAUDITED)  (UNAUDITED)   EXPENSES)    FORMA
                                                             AFTER
                                                           TRANSACTION
                                                           (UNAUDITED)
                     -------------------------------------------------
Net assets (all           152,074    2,220,005    (31,131)   2,372,048
classes)(1)
(thousands)
Total shares
outstanding (all
classes)(1)            14,411,119  182,529,294 (1,894,755) 195,045,658
Class A net assets        152,074    1,994,449    (28,171)   2,146,495
(thousands)
Class A shares         14,411,119  164,113,220 (1,894,755) 176,629,584
outstanding
Class A net asset           10.55        12.15         N/A       12.15
value per share
Class B net assets            N/A       76,368     (1,002)      76,367
(thousands)
Class B shares                N/A    6,253,807         N/A   6,253,807
outstanding
Class B net asset             N/A        12.21         N/A       12.21
value per share
Class C net assets            N/A      149,188     (1,958)     149,186
(thousands)
Class C shares                N/A   12,162,267         N/A  12,162,267
outstanding
Class C net asset             N/A        12.27         N/A       12.27
value per share

1. Florida Fund only offers Class A shares. Insured Fund has three classes of shares: Class A, Class B and Class C.

  COMPARISON OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS

   This section describes and compares the key differences between the investment goals, strategies and principal policies of the Funds, as well as the risks associated with such goals, strategies and policies. The investment goal and most of the investment restrictions of each Fund are fundamental, which means that they cannot be changed without the Affirmative Majority
Vote, as defined herein, of that Fund's outstanding voting securities. Unless otherwise noted, the investment policies of each Fund are non-fundamental and may be changed without shareholder approval. For a complete description of Insured
Fund's investment policies and risks, you should read the Insured Fund Prospectus, which accompanies this Prospectus/Proxy
Statement as Exhibit B, and the SAI relating to this Prospectus/Proxy Statement, which is incorporated by reference into this Prospectus/Proxy Statement and is available upon request.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT
GOALS, STRATEGIES, POLICIES AND RISKS OF THE FUNDS?

    Florida Fund and Insured Fund have similar goals and strategies. The investment goal of each Fund is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. In addition, Florida Fund tries to provide a maximum level of income exempt from personal income taxes, if any, for Florida residents. Because Florida does not have a state income tax and recently repealed the tax on intangible personal property, there is no longer any additional tax benefit to Florida residents of investments in Florida insured bonds over those of any other state.

    Under normal market conditions, each Fund invests at least 80% of its total assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, under normal market conditions, Florida Fund invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of Florida. Although each Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of a Fund's total assets may be in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

    As of August 31, 2007, Insured Fund's portfolio is comprised of 20.0% in investments in utilities, 7.1% investments subject to government appropriations, 26.4% in prerefunded bonds, 3.2% in other revenue bonds, 8.1% in transportation, 4.6% in tax supported debt, 0.2% in housing, 11.3% in general obligation bonds, 10.1% in hospital and health care and 9.0% in higher education. Florida Fund's portfolio is comprised of 24.7% in investments in utilities, 16.8% investments subject to government appropriations, 15.6% in prerefunded, 12.0% in other revenue bonds, 8.9% in transportation, 8.6% in tax supported debt, 4.7% in housing, 3.9% in general obligation bonds, 3.4% in hospital and health care and 1.4% in higher education.

      As a nonfundamental policy, under normal market conditions, each Fund invests at least 80% of its net assets in insured municipal securities. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. Insured municipal securities are covered by insurance policies that guarantee the timely payment of principal and interest. Generally, the Fund buys insured municipal securities only if they are covered by policies issued by AAA-rated municipal bond issuers. Currently, there are seven municipal bond insurers with an AAA rating. Under unusual market conditions affecting the ratings of bond insurance companies, the Fund may purchase insured securities covered by policies issued by municipal bond insurers rated below AAA but not below A. The Fund pays insurance premiums either directly or indirectly, which increases the credit safety of its insured investments, but decreases its yield.

  HOW DO THE INVESTMENT RESTRICTIONS OF THE FUNDS DIFFER?

The Funds' fundamental investment policies or restrictions are substantially similar. However, Florida Fund invests at least
80% of its total assets in securities that pay interest free from Florida's personal income taxes, if any.

  WHAT ARE THE PRINCIPAL RISK FACTORS ASSOCIATED WITH INVESTMENTS
IN THE FUNDS?

   Like all investments, an investment in either Fund involves risk. There is no assurance that the Funds will meet their investment goals. The achievement of the Funds' goals depends upon market conditions, and on the investment managers' analytical and portfolio management skills.

INTEREST RATE    When interest rates rise, municipal security
prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

TAX-EXEMPT SECURITIES     While each Fund endeavors to purchase
only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the Internal Revenue Service, or a state tax authority, as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of a Fund's shares, to decline.

STATE      Because the Florida Fund invests predominantly in
Florida municipal securities, events in Florida are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers. A negative change in any one of these or other areas could affect the ability of the state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within Florida can be unpredictable and can change at any time. To the extent that the Insured Fund invests in municipal securities of a particular state, it is also subject to similar risks.

U.S. TERRITORIES     As with state municipal securities, events in
any of these territories where a Fund is invested may affect the Fund's investments and its performance.

CREDIT     An issuer of municipal securities may be unable to make
interest payments and repay principal when due. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.
Most of each Fund's portfolio securities are supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. A change in the credit rating of any one or more of the municipal bond insurers that insure securities in a Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. A Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

INCOME     Because a Fund can only distribute what it earns, each
Fund's distributions to shareholders may decline when interest rates fall.

CALL A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a Fund may have to replace it with a lower-yielding security. At any time, a Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower a Fund's income and yield and its distributions to shareholders.

MARKET     A security's value may be reduced by market activity or
the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Each Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

MUNICIPAL LEASE OBLIGATIONS    Municipal lease obligations differ
from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease can be cancelled without penalty and investors who own the lease obligations may not be paid.

                  INFORMATION ABOUT INSURED FUND

   Information about Insured Fund is included in the Insured Fund Prospectus, which is enclosed with and incorporated by reference into (is considered a part of) this Prospectus/Proxy Statement. Additional information about Insured Fund is included in its SAI dated July 1, 2007, which is incorporated into the Insured Fund Prospectus and considered a part of this Prospectus/Proxy Statement. In addition, an SAI dated February 19, 2008 relating to this Prospectus/Proxy Statement has been filed with the SEC.
You may request a free copy of the SAI, Insured Fund's Annual Report to Shareholders for the fiscal year ended February 28, 2007 and Semiannual Report to Shareholders dated August 31, 2007, and other information by calling 1-800/DIAL BEN(R) or by writing to Insured Fund at P.O. Box 997151, Sacramento, CA 95899-7151.

   The Trust files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. Also, you can obtain copies of this information, after paying a duplicating fee at prescribed rates, by writing to the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549 or from the SEC's Internet site at http://www.sec.gov or by electronic request at the following email address: publicinfo@sec.gov.

                  INFORMATION ABOUT FLORIDA FUND

   Information about Florida Fund is included in the current Florida Fund Prospectus, which is incorporated into this Prospectus/Proxy Statement by reference, as well as Florida
Fund's SAI dated July 1, 2007, as supplemented to date, the Trust's Annual Report to Shareholders dated February 28, 2007 and Semiannual Report to Shareholders dated August 31, 2007. These documents have been filed with the SEC. You may request free copies of these documents and other information relating to Florida Fund by calling 1-800/DIAL BEN(R) or by writing to Florida Fund at P.O. Box 997151, Sacramento, CA 95899-7151. Reports and other information filed by the Trust can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. Also, you can obtain copies of this information, after paying a duplicating fee at prescribed rates, by writing to the SEC's Public Reference
Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549 or from the SEC's Internet site at http://www.sec.gov or by electronic request at the following email address: publicinfo@sec.gov.

                FURTHER INFORMATION ABOUT THE FUNDS

   The following is a discussion of the organization of each Fund. More detailed information about each Fund's current corporate structure is contained in the Funds' SAI.
   CAPITAL STRUCTURE. Florida Fund and Insured Fund are each series of the Trust, initially organized as a Massachusetts business trust in September 1984 and reorganized to a Delaware statutory trust effective July 1, 2007. The number of shares of each Fund is unlimited, each having no par value. Each Fund may issue fractional shares.

   Shares of each Fund are fully paid and nonassessable and have no preference, preemptive or subscription rights. Fund shareholders have no appraisal rights.

   VOTING RIGHTS. For each Fund, each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share carries a proportionate fractional vote. Shareholders of the Funds are not entitled to cumulative voting in the election of Trustees. Quorum for a shareholders' meeting of the Trust, or any series thereof, is generally 40% of the shares entitled to vote, which are present in person or by proxy.
   The 1940 Act provides that shareholders of the Funds have the power to vote with respect to certain matters: specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental.

   Shareholders of the Funds are granted the power to vote on certain matters by the laws of the jurisdiction under which they were formed, and by the Trust's Agreement and Declaration of Trust (the "Trust Agreement"). The Trust Agreement specifically gives shareholders the power to vote: (1) for the election of Trustees at a meeting called for the purpose of electing Trustees, (2) with respect to certain amendments to the Declaration of Trust as required by the Declaration of Trust, the 1940 Act or the requirements of any securities exchanges on which shares are listed for trading, (3) on such matters as required by the Trust Agreement, the by-laws and any registration statement of the Delaware statutory trust filed with the SEC or any State, or as the Trustees may consider necessary or desirable.

   A majority vote is required in all matters other than the election of trustees, where a quorum is present, unless the Trust Agreement, by-laws or applicable law provide otherwise. Trustees of the Trust are elected by not less than a plurality of the votes cast of the holders of shares entitled to vote present in person or represented by proxy at a shareholders meeting at which a quorum is present.

   The organizational documents for the Trust establish the maximum number of days prior to a shareholders' meeting during which, a record date may be set by the Trust's Board. The maximum number of days is 120.

   LEGAL STRUCTURES. Mutual funds, such as the Trust, organized under the Delaware statutory trust Act ("DSTA") are granted a significant amount of operational flexibility to adopt features, rights and obligations of the statutory trust and its trustees and shareholders in their charter instruments. Investment companies organized as Delaware statutory trusts have been able to benefit from this flexibility to streamline their operations and minimize expenses. For example, Delaware statutory trusts are not required to hold annual stockholders' meetings if meetings are not otherwise required by the federal securities laws, the charter or by-laws, and such funds may create new classes or series of stock without having to obtain the approval of stockholders at a meeting. The DSTA allows a fund to provide in its governing documents that each of these types of transactions may go forward with only trustee approval; all are subject, however, to any special voting requirements of the 1940 Act.

   LIMITED LIABILITY FOR SHAREHOLDERS. Under the DSTA, shareholders of the Trust, including the Funds, are entitled to the same limitation of personal liability as is extended to shareholders of a corporation organized for profit under Delaware general corporation law.

   BOARD OF TRUSTEES.   Pursuant to the laws of Delaware and the
Trust Agreement, the responsibility for the management of the Trust is vested in its Board of Trustees, which, among other things, is empowered by the Trust Agreement to elect the officers of the Trust and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise in such management. Pursuant to the Trust Agreement, no Trustee shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, except for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

   INSPECTION RIGHTS. The Trust provides certain inspection rights to shareholders of its books and records, at least to the extent required by applicable law.

   LEGAL PROCEEDINGS. For information about material pending legal proceedings and regulatory matters, please see the sections entitled "Management" in the Funds' Prospectus.


                        VOTING INFORMATION

  HOW MANY VOTES ARE NECESSARY TO APPROVE THE PLAN?

   An Affirmative Majority Vote, as defined herein, of the outstanding voting securities of Florida Fund is required to approve the Plan. Each shareholder will be entitled to one vote for each full share, and a proportionate fractional vote for each fractional share of Florida Fund held at the close of business on February 15, 2008 (the "Record Date"). If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

   Forty percent (40%) of Florida Fund's aggregate shares entitled to vote in person or by proxy as of the Record Date shall be a quorum for the transaction of business at the Meeting. Under relevant state law and the Trust's governing documents, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Meeting; abstentions will be treated as votes cast at such Meeting, but broker non-votes will
not be treated as votes cast at such Meeting.   Abstentions and
broker non-votes, therefore will be included for purposes of determining whether a quorum is present but will have the same effect as a vote AGAINST the Plan.

  HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

   You can vote in any one of four ways:

    o  By mail, with the enclosed proxy card;
    o  In person at the Meeting;
    o  By telephone; or
    o  Through the Internet.

   If your account is eligible for voting by telephone or through the Internet, separate instructions are enclosed.

   A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you want to vote on important issues relating to Florida Fund. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

  MAY I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by sending a written notice to the Trust expressly revoking your proxy, by signing and forwarding to the Trust a later-dated proxy card that is received at or prior to the Meeting, or by attending the Meeting and voting in person.

  WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

   The Trust's Board of Trustees does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

  WHO IS ENTITLED TO VOTE?

   Shareholders of record of Florida Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 13,587,764 outstanding Class A shares of Florida Fund.

  HOW WILL PROXIES BE SOLICITED?

    InvestorCONNECT, a division of The Altman Group, a professional proxy solicitation firm (the "Solicitor"), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $3,500.00. Florida Fund expects that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain Florida Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of Florida Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trust's Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder's full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor representative, then the Solicitor representative may ask for the shareholder's instructions on the Proposal. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. The Solicitor will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or over the Internet, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person.

  WHAT OTHER SOLICITATIONS WILL BE MADE?

   Florida Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. The Trust may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of the Trust or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

  ARE THERE DISSENTERS' RIGHTS?

   Shareholders of Florida Fund will not be entitled to any "dissenters' rights" because the proposed Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at NAV until the closing date. After the closing date, you may redeem your Insured Fund shares or exchange them for shares of certain other funds in Franklin Templeton Investments. Redemptions are subject to the terms in the prospectus of the respective Fund.

                     PRINCIPAL HOLDERS OF SHARES

   As of the Record Date, the officers and trustees of the Trust, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of Florida Fund and of Insured
Fund.

   From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the knowledge of either Fund, except as listed below, as of the Record Date, no other person owned (beneficially or of record) 5% or more of the outstanding shares of Florida Fund or of any class of Insured Fund.

                       SHAREHOLDER PROPOSALS

    The Trust is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust's proxy statement for the next meeting of shareholders should send his or her written proposal to the Trust's offices at One Franklin Parkway, San Mateo, California 94403-1906, Attention:
Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Trust's proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

    Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement or presented at the meeting.

                            ADJOURNMENT

   The holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Meeting, whether or not a quorum is present, or the chairperson of the Board, the president of the Trust, in the absence of the chairperson of the Board, or any vice president or other authorized officer of the Trust, in the absence of the president may adjourn the Meeting. Such authority to adjourn the Meeting may be used for any reason whatsoever, including to allow for the further solicitation of proxies. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Trust on questions of adjournment.




                                   By Order of the Board of
                                   Trustees,

                                   Karen L.
                                   Skidmore
                                   SECRETARY
    February 19, 2008

                             GLOSSARY

USEFUL TERMS AND DEFINITIONS

   AFFIRMATIVE MAJORITY VOTE-- the affirmative vote of the lesser of: (i) a majority of the outstanding shares of Florida Fund, or (ii) 67% or more of the outstanding shares of Florida Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of Florida Fund are present or represented by proxy.

   1940 ACT--Investment Company Act of 1940, as amended.

   DISTRIBUTORS--Franklin Templeton Distributors, Inc., One
Franklin Parkway, San Mateo, CA 94403-1906, the principal underwriter for the Funds.

   FAI--Franklin Advisers, Inc., the investment manager for Florida Fund and Insured Fund.

   FRANKLIN TEMPLETON FUNDS--The U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton
Variable Insurance Products Trust and Franklin Mutual Recovery
Fund.

   FRANKLIN TEMPLETON INVESTMENTS--All registered investment companies and other accounts managed by various subsidiaries of Franklin Resources, Inc., a publicly owned holding company.

   FT SERVICES--Franklin Templeton Services, LLC, the administrator for the Funds. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' investment manager and principal underwriter.
   INVESTOR SERVICES--Franklin Templeton Investor Services, LLC, 3344 Quality Drive, Rancho Cordova, CA 95670-7313 the shareholder servicing, transfer agent and dividend-paying agent for the Funds.

   NET ASSET VALUE (NAV)--The value of a mutual fund is determined by deducting a fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

   RESOURCES--Franklin Resources, Inc., One Franklin Parkway, San
Mateo, CA 94403-1906.

   SAI--Statement of Additional Information.

   SEC--U.S. Securities and Exchange Commission.

   SECURITIES DEALER--A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

              EXHIBITS TO PROSPECTUS/PROXY STATEMENT

EXHIBIT
A. Form of Plan of Reorganization by Franklin Tax-Free Trust, on behalf of Franklin Florida Insured Tax-Free Income Fund and Franklin Insured Tax-Free Income Fund (attached)

B. Prospectus of Franklin Insured Tax-Free Income Fund - Class A, Class B and Class C shares, dated July 1, 2007, as supplemented to date (enclosed)






















                  FORM OF PLAN OF REORGANIZATION

   THIS PLAN OF REORGANIZATION (the "Plan"), is made as of this 19th day of February, 2008, by Franklin Tax-Free Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware, with its principal place of business at One Franklin Parkway, San Mateo, California 94403-1906, on behalf of its series, Franklin Florida Insured Tax-Free Income Fund ("Florida Fund") and Franklin Insured Tax-Free Income Fund ("Insured Fund").


                      PLAN OF REORGANIZATION

   The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by the Trust, on behalf of Insured Fund, of substantially all of the property, assets and goodwill of Florida Fund in exchange solely for full and fractional Class A shares of beneficial interest, without par value, of Insured Fund ("Insured Fund Shares"); (ii) the distribution of Insured Fund Shares to the shareholders of Class A shares of Florida Fund (the "Florida Fund Shares"), according to their respective interests in Florida Fund in complete liquidation of Florida Fund; and (iii) the dissolution of Florida Fund as soon as is practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of the Plan hereinafter set forth.


                             AGREEMENT

   In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the Trust covenants and agrees as follows:

1. SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF
FLORIDA FUND.

      (a) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of the delivery of the number of Insured
Fund Shares hereinafter provided, the Trust, on behalf of Florida Fund, agrees that it will convey, transfer and deliver to the Trust, for the benefit of Insured Fund, at the Closing all of Florida Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (a) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (b) pay such contingent liabilities as the Board of Trustees of the Trust shall reasonably deem to exist against Florida Fund, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on Florida Fund's books (hereinafter "Net Assets"). Insured Fund shall not assume any liability of Florida Fund, and Florida Fund shall use its reasonable best efforts to discharge all of its known liabilities, so far as may be possible, from the cash, bank deposits and cash equivalent securities described above.

      (b) Subject to the terms and conditions of the Plan, and in reliance on the representations of the Trust herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Trust agrees at the Closing to deliver the number of Insured Fund Shares, determined by dividing the net asset value per share of Florida Fund Shares by the net asset value per share of Insured Fund Shares, and separately multiplying the result thereof by the number of outstanding Florida Fund shares, as of 1:00 p.m., Pacific Time, on the Closing Date. The Insured Fund Shares delivered at the Closing shall have an aggregate net asset value equal to the value of Florida Fund's Net Assets, all determined as provided in Section 2 of this Plan and as of the date and time specified herein.

      (c) Immediately following the Closing, the Trust shall dissolve Florida Fund and distribute pro rata to Florida Fund's shareholders of record as of the close of business on the Closing Date, Insured Fund Shares received by Florida Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of Insured Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional Insured Fund Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing Florida Fund Shares shall be entitled to surrender the same to the transfer agent for Insured Fund in exchange for the number of Insured Fund Shares of the same class into which the Florida Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for Insured Fund Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented Florida Fund Shares shall be deemed for all Insured Fund purposes to evidence ownership of the number of Insured Fund Shares into which the Florida Fund Shares (which prior to the Closing were represented thereby) have been converted.

      (d) At the Closing, each shareholder of record of Florida Fund as of the record date (the "Distribution Record Date") with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 8(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of Florida Fund that such person had on such Distribution Record Date.

2. VALUATION.

      (a) The net asset value of Insured Fund Shares and Florida Fund Shares and the value of Florida Fund's Net Assets to be acquired by Insured Fund hereunder shall in each case be computed as of 1:00 p.m., Pacific Time, on the Closing Date unless on such date (i) the New York Stock Exchange ("NYSE") is not open for unrestricted trading or (ii) the reporting of trading on the NYSE or elsewhere is disrupted or (iii) any other extraordinary financial event or market condition occurs (all such events described in (i), (ii) or (iii) are each referred to as a "Market Disruption"). The net asset value per share of Insured Fund Shares and Florida Fund Shares and the value of Florida Fund's Net Assets shall be computed in accordance with the valuation procedures set forth in the prospectus of Insured Fund and Florida Fund.

      (b) In the event of a Market Disruption on the proposed Closing Date so that an accurate appraisal of the net asset value of Insured Fund Shares or Florida Fund Shares or the value of Florida Fund's Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

3. CLOSING AND CLOSING DATE.

   The Closing Date shall be May 22, 2008 or such later date as officers of the Trust may determine. The Closing shall take place at the principal office of the Trust at 2:00 p.m., Pacific Time, on the Closing Date. The Trust, on behalf of Florida Fund, shall have provided for delivery as of the Closing of those net assets of Florida Fund to be transferred to the account of Insured Fund's Custodian, Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286. Also, the Trust, on behalf of Florida Fund, shall deliver at the Closing a list of names and addresses of the shareholders of record of Florida Fund Shares and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 1:00 p.m., Pacific Time, on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. The Trust shall provide evidence that the Insured Fund Shares to be delivered to the account of Florida Fund have been registered in an account on the books of Insured Fund in such manner as the officers of the Trust may reasonably determine.

4. REPRESENTATIONS AND WARRANTIES BY THE TRUST.

   The Trust, on behalf of each Fund, represents and warrants that:
   (a) Each Fund is a series of the Trust, which was initially organized as a Massachusetts business trust in September 1984 and reorganized to a Delaware statutory trust effective July 1, 2007, which is validly existing under the laws of that State. The Trust is duly registered under the 1940 Act as an open-end, management investment company and all of the shares of the Fund sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

   (b) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of each Fund, and each outstanding share of which is, and each share of Insured Fund when issued pursuant to and in accordance with the Plan will be, fully paid, non-assessable, and has or will have full voting rights. The Trust currently issues shares of 25 series, including the Funds. Insured Fund is further divided into three classes of shares of which the Insured Fund shares represent one class:
Class A. Florida Fund issues only Class A shares. No shareholder of the Trust shall have any option, warrant or preemptive right of subscription or purchase shares of either Fund.

   (c) The financial statements appearing in the Funds' Annual Report to Shareholders for the fiscal year ended February 28, 2007, audited by PricewaterhouseCoopers LLP and any interim unaudited financial statements fairly present the financial position of each Fund as of their respective dates and the results of each Fund's operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

   (d) The books and records of each Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of such Fund.

   (e) The Trust has the power to own all of its properties and assets, to perform its obligations under the Plan and to consummate the transactions contemplated herein. The Trust has all necessary federal, state and local authorizations, consents and approvals required to own all of its properties and assets and to conduct each Fund's business as such business is now being conducted and to consummate the transactions contemplated herein.

   (f) The Trust, on behalf of either Fund, is not a party to or obligated under any provision of its Declaration of Trust, as amended ("Trust Declaration") or By-laws, as amended ("By-laws"), or any contract or any other commitment or obligation and is not subject to any order or decree that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by a Fund or the Trust of the transactions contemplated by the Plan, except for Florida Fund shareholders approval, the registration of Insured Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder. Florida Fund has no material contracts or other commitments (other than the Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this
Plan) which will not be terminated by Florida Fund in accordance with their terms at or prior to the Closing Date, or which will result in a penalty or additional fee to be due or payable by Florida Fund.

   (g) The Trust has elected to treat each Fund as a regulated investment company ("RIC") for federal income tax purposes under
Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund is a "fund" as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

   (h) Neither Fund is under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

   (i) Neither Fund has any unamortized or unpaid organizational fees or expenses.

   (j) Neither Fund has any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4(c) hereof and those incurred in the ordinary course of business as an investment company.

   (k) There is no intercorporate indebtedness existing between Florida Fund and Insured Fund that was issued, acquired or will be settled at a discount.

   (l) Insured Fund does not own, directly or indirectly, nor has it owned during the past five (5) years, directly or indirectly, any shares of Florida Fund.

   (m) The Trust has no plan or intention to issue additional shares of Insured Fund following the reorganization except for shares issued in the ordinary course of Insured Fund's business as a series of an open-end investment company; nor does the Trust have any plan or intention to redeem or otherwise reacquire any shares of Insured Fund issued pursuant to the Plan of Reorganization, either directly or through any transaction, agreement, or arrangement with any other person, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act.

   (n) Insured Fund is in the same line of business as Florida Fund before the Plan of Reorganization and did not enter into such line of business as part of the reorganization. Insured Fund will actively continue Florida Fund's business in substantially the same manner that Florida Fund conducted that business immediately before the Plan of Reorganization and has no plan or intention to change such business. On the Closing Date, Insured Fund expects that at least 33 1/3% of Florida Fund's portfolio assets will meet the investment objectives, strategies, policies, risks and restrictions of Insured Fund. Insured Fund has no plan or intention to change any of its investment objectives, strategies, policies, risks and restrictions after the reorganization. Insured Fund has no plan or intention to sell or otherwise dispose of any of the former assets of Florida Fund, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business, Insured Fund will continuously review its investment portfolio (as Florida Fund did before the Closing) to determine whether to retain or dispose of particular stocks or securities, including those included among the former assets of Florida Fund.

   (o) The registration statement on Form N-14 referred to in
Section 5(g) hereof (the "Registration Statement"), and any prospectus or statement of additional information of Insured Fund contained or incorporated therein by reference, and any supplement or amendment to the Registration Statement or any such prospectus or statement of additional information, on the effective and clearance dates of the Registration Statement, on the date of the Special Meeting of Florida Fund shareholders, and on the Closing Date: (a) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

    (p) During the five-year period ending on the Closing Date,
(i) Florida Fund has not acquired, and will not acquire, Florida Fund Shares with consideration other than Insured Fund Shares or Florida Fund Shares, except for redemptions in the ordinary course of Florida Fund's business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act, and (ii) no distributions have been made with respect to Florida Fund Shares (other than regular, normal dividend distributions made pursuant to the Florida Fund's historic dividend paying practice), either directly or through any transaction, agreement, or arrangement with any other person, except for distributions described in Sections 852 and 4982 of the Code.

   (q) As of the Closing Date, Florida Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire shares of Florida Fund, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.

   (r) Throughout the five year period ending on the Closing Date, Florida Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code. Florida Fund did not enter into (or expand) a line of business as part of the Plan of Reorganization. Florida Fund will not alter its investment portfolio in connection with the Plan of Reorganization.

5. COVENANTS OF THE TRUST.

      (a) The Trust covenants to operate each Fund's respective businesses as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise taxes.

      (b) The Trust, on behalf of Florida Fund, undertakes that, if the Plan is consummated, it will liquidate and dissolve
Florida Fund.

      (c) The Trust, on behalf of each Fund, agrees that, by the Closing, all of their federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes, and to the best of their knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

      (d) The Board of Trustees of Trust shall call and the Trust shall hold, a Special Meeting of Florida Fund's shareholders to consider and vote upon the Plan (the "Special Meeting") and the Trust shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein. The Trust agrees to mail to each shareholder of record of Florida Fund entitled to vote at the Special Meeting at which action on the Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus/Proxy Statement that complies in all material respects with the applicable provisions of the 1933 Act, Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

      (e) Trust has filed with the Securities and Exchange Commission (SEC) the Registration Statement and will use its best efforts to provide that the Registration Statement becomes effective as promptly as is practicable. At the time it becomes effective, the Registration Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the Special Meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (f) Subject to the provisions of this Plan, Trust shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Plan.

6. CONDITIONS PRECEDENT TO BE FULFILLED BY TRUST.

   The consummation of the Plan hereunder shall be subject to the following respective conditions:

   (a) That all the representations and warranties contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date.

   (b) That the SEC shall have declared effective the Registration Statement and not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either Fund or would prohibit the transactions contemplated hereby.

   (c) That the Plan and the Plan of Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Florida Fund at a meeting or any adjournment thereof.

   (d) That a distribution or distributions shall have been declared for Florida Fund prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to 1:00 p.m. Pacific Time, on the Closing Date; and (ii) any undistributed ordinary income and capital gain net income from any prior period to the extent not otherwise declared for distribution. Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

   (e) That all required consents of other parties and all other consents, orders, and permits of federal, state and local authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary "no-action" positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of Florida Fund or Insured Fund.

   (f) That there shall be delivered to the Trust an opinion in form and substance satisfactory to it, from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the Trust, to the effect that, provided the transaction contemplated hereby is carried out in accordance with the Plan, the laws of the State of Delaware, and based upon certificates of the officers of the Trust with regard to matters of fact:

      (1) The acquisition by Insured Fund of substantially all the assets of Florida Fund as provided for herein in exchange solely for Insured Fund Shares, followed by the distribution by Florida Fund to its shareholders of Insured Fund Shares in complete liquidation of Florida Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and Florida Fund and Insured Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

      (2) No gain or loss will be recognized by Florida Fund upon the transfer of substantially all of its assets to, Insured Fund in exchange solely for voting shares of Insured Fund (Sections
361(a) and 357(a) of the Code);

      (3) Insured Fund will recognize no gain or loss upon the receipt of substantially all of the assets of Florida Fund in exchange solely for voting shares of Insured Fund (Section
1032(a) of the Code);

      (4) No gain or loss will be recognized by Florida Fund upon the distribution of Insured Fund Shares to its shareholders in liquidation of Florida Fund (in pursuance of the Plan) (Section
361(c)(1) of the Code);

      (5) The basis of the assets of Florida Fund received by Insured Fund will be the same as the basis of such assets to Florida Fund immediately prior to the Plan of Reorganization
(Section 362(b) of the Code);

      (6) The holding period of the assets of Florida Fund received by Insured Fund will include the period during which such assets were held by Florida Fund (Section 1223(2) of the Code);

      (7) No gain or loss will be recognized by the shareholders of Florida Fund upon the exchange of their shares in Florida Fund for voting shares of Insured Fund including fractional shares to which they may be entitled (Section 354(a) of the Code);

      (8) The basis of Insured Fund Shares received by the shareholders of Florida Fund shall be the same as the basis of the Florida Fund Shares exchanged therefor (Section 358(a)(1) of the Code);

      (9) The holding period of Insured Fund Shares received by shareholders of Florida Fund (including fractional shares to which they may be entitled) will include the holding period of Florida Fund Shares surrendered in exchange therefor, provided that Florida Fund Shares were held as a capital asset on the effective date of the exchange (Section 1223(1) of the Code); and

      (10) Insured Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury ("Treasury Regulations")) the items of Florida Fund described in
Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

    (g) That there shall be delivered to the Trust an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

      (1) Each Fund is a series of the Trust and that the Trust is a validly existing statutory trust in good standing under the laws of the State of Delaware;

      (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of each Fund;

      (3) The Trust is an open-end investment company of the management type registered as such under the 1940 Act;

      (4) Insured Fund Shares to be issued pursuant to the terms of the Plan have been duly authorized and, when issued and delivered as provided in the Plan and the Registration Statement, will have been validly issued and fully paid and will be non-assessable by Trust, on behalf of Insured Fund;

      (5) The consummation of the transactions contemplated by the Plan have been duly authorized by all necessary trust action on the part of the Trust, on behalf of each Fund;

      In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Trust.

   (h) That Trust's Registration Statement with respect to Insured Fund Shares to be delivered to Florida Fund's shareholders in accordance with the Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

   (i) That Insured Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit Insured Fund Shares lawfully to be delivered to each holder of Florida Fund Shares.

   (j) That, at the Closing, there shall be transferred to the Trust, on behalf of Insured Fund, aggregate Net Assets of Florida Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Florida Fund on the Closing Date.

7. EXPENSES.

    The expenses of entering into and carrying out the provisions of this Plan shall be borne as follows: Franklin Advisers, Inc. will pay 50% of the expenses, including the costs of the proxy solicitation, and Florida Fund and Insured Fund will each pay 25% of the such expenses.

8. TERMINATION; POSTPONEMENT; WAIVER; ORDER.

   (a) Anything contained in the Plan to the contrary notwithstanding, the Plan may be terminated and the Plan of Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of Florida Fund) prior to the Closing, or the Closing may be postponed by the Trust, on behalf of either Fund if any condition of its obligations set forth in Section 8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met; or

   (b) If the transactions contemplated by the Plan have not been consummated by December 31, 2008, the Plan shall automatically terminate on that date, unless a later date is agreed to by the Trust.

   (c) In the event of termination of the Plan prior to consummation of the Plan of Reorganization pursuant to the provisions hereof, the same shall become void and have no further effect, and neither the Trust, Florida Fund nor Insured Fund, nor their trustees, officers, or agents or the shareholders of Florida Fund or Insured Fund shall have any liability in respect of this Plan, but all expenses incidental to the preparation and carrying out of the Plan shall be paid as provided in Section 9 hereof.

   (d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the Trust if, in the judgment of it officers, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

   (e) The respective representations and warranties contained in Sections 4 and 5 hereof shall expire with and be terminated by the Plan on the Closing Date, and neither the Trust nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.

   (f) If any order or orders of the SEC with respect to the Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust, on behalf of Florida Fund or Insured Fund, to be acceptable, such terms and conditions shall be binding as if a part of the Plan without further vote or approval of the shareholders of Florida Fund, unless such terms and conditions shall result in a change in the method of computing the number of Insured Fund Shares to be issued to Florida Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of Florida Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Trust shall promptly call a special meeting of the shareholders of Florida Fund at which such conditions so imposed shall be submitted for approval.

9. LIABILITY OF TRUST.

    (a) It is acknowledged and agreed that any liability of the Trust under this Plan with respect to a Fund, or in connection with the transactions contemplated herein with respect to a Fund, shall be discharged only out of the assets of such Fund; that no other series of the Trust shall be liable with respect to the Plan or in connection with the transactions contemplated herein; and that neither the Trust nor a Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Trust, the trustees, officers, employees or agents of the Trust, or any of them.

10. ENTIRE AGREEMENT AND AMENDMENTS.

   The Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by the Plan other than those set forth herein or herein provided for. The Plan may be amended only by mutual consent of the parties in writing.

11. GOVERNING LAW.

    This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

    IN WITNESS WHEREOF, Trust, on behalf of Florida Fund and on behalf of Insured Fund, have each caused this Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

                                     FRANKLIN TAX-FREE TRUST,
                                   on behalf of FRANKLIN FLORIDA
                                     INSURED TAX- FREE INCOME FUND


                             By: __________________________________
                                 Name: Karen L. Skidmore
                                Title:   Secretary


                                       FRANKLIN TAX-FREE TRUST,
                                     on behalf of FRANKLIN INSURED
                                        TAX-FREE INCOME FUND


                             By: __________________________________
                                 Name:  Karen L. Skidmore
                                                 Title:   Secretary
                             EXHIBIT B


JULY 1, 2007

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

FRANKLIN TAX-FREE TRUST


Franklin Florida Insured Tax-Free Income Fund
Franklin Insured Tax-Free Income Fund
Franklin Massachusetts Insured Tax-Free Income Fund
Franklin Michigan Insured Tax-Free Income Fund
Franklin Minnesota Insured Tax-Free Income Fund
Franklin Ohio Insured Tax-Free Income Fund






















[Insert FRANKLIN TEMPLETON INVESTMENTS logo]



                                               TF1

CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

Goals and Strategies                        2

Main Risks                                  5

Performance                                 9

Fees and Expenses                          17

Management                                 23

Distributions and Taxes                    29

Financial Highlights                       34


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

Choosing a Share Class                     48

Buying Shares                              55

Investor Services                          58

Selling Shares                             61

Exchanging Shares                          64

Account Policies                           71

Questions                                  79

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover



THE FUNDS

THE FUNDS

GOALS AND STRATEGIES

GOALS

Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Each state Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of that Fund's state.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, each Fund invests at least 80% of its total assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, under normal market conditions, each state Fund invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state. Although each Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of a Fund's total assets may be in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

[Begin callout]

MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.
[End callout]

As a nonfundamental policy, under normal market conditions, each Fund invests at least 80% of its net assets in insured municipal securities. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. Insured municipal securities are covered by insurance policies that guarantee the timely payment of principal and interest. Generally, the Fund buys insured municipal securities only if they are covered by policies issued by AAA-rated municipal bond insurers. Currently, there are six municipal bond insurers with an AAA rating. The Fund pays insurance premiums either directly or indirectly, which increases the credit safety of its insured investments, but decreases its yield.

In addition to investing at least 80% of its net assets in insured, municipal securities, each Fund may invest the balance (up to 20%) of its net assets in the following types of securities: (i) uninsured municipal securities secured by an escrow or trust account containing direct U.S. government obligations; (ii) municipal securities rated in one of the top three ratings by a U.S. nationally recognized rating service (or comparable unrated securities), which may include uninsured securities and insured securities covered by policies issued by insurers with a rating below AAA but not below A; and (iii) uninsured, short-term, tax-exempt securities rated in the top rating, pending investment in longer-term municipal securities.

Each Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.

The manager selects securities that it believes will provide the best balance between risk and return within a Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gain, although the manager may sell a security at any time if it believes it could help the Fund meet its goal. The manager also may consider the cost of insurance when selecting securities for a Fund.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, a Fund may be unable to achieve its investment goal.

It is important to note that insurance does not guarantee the market value of an insured security, or the Fund's share price or distributions, and shares of the Fund are not insured.

MAIN RISKS

INTEREST RATE

When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of a Fund's distributions, a Fund's yield, and the value of your investment in that Fund will go up and down. This means you could lose money over short or even extended periods. [End callout]

TAX-EXEMPT SECURITIES

While each Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the Internal Revenue Service, or a state tax authority, as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of a Fund's shares, to decline.

STATE

Because each state Fund invests predominantly in municipal securities of its state, events in that state are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers.

A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a particular state can be unpredictable and can change at any time. For these reasons, each state Fund involves more risk than an investment in a fund that does not focus on securities of a single state.

To the extent the Franklin Insured Tax-Free Income Fund is invested in a state, events in that state may affect the Fund's investments and its performance.

U.S. TERRITORIES

Consistent with its policy of investing at least 80% of its net assets in insured municipal securities, each Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories. As with state municipal securities, events in any of these territories where a Fund is invested may affect the Fund's investments and its performance.

CREDIT

An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of each Fund's portfolio securities are supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. A change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. A Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

INCOME

Since each Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a Fund may have to replace it with a lower-yielding security. At any time, each Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower a Fund's income and yield and its distributions to shareholders.

MARKET

A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Each Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

MUNICIPAL LEASE OBLIGATIONS

Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease can be cancelled without penalty and investors who own the lease obligations may not be paid.

DIVERSIFICATION

The Franklin Insured Tax-Free Income Fund is diversified nationally and will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

More detailed information about the Funds, their policies and risks and about municipal securities held by the Funds can be found in the Funds' Statement of Additional Information (SAI).

A description of the Funds' policies and procedures regarding the release of portfolio holdings information is also available in the Funds' SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]


PERFORMANCE

These bar charts and tables show the volatility of each Fund's returns, which is one indicator of the risks of investing in a Fund. The bar charts show changes in each Fund's returns from year to year over the calendar years shown. The tables show how each Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. Each Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

FLORIDA FUND ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

9.64%  6.67%  -4.59%  13.14%  4.46%   8.64%  4.79%  4.26%  3.87%   4.42%
------------------------------------------------------------------------
97     98     99      00      01      02     03     04     05      06
                             YEAR


Best Quarter:                             Q4 '00      5.46%
Worst Quarter:                            Q2 '04     -3.26%



AVERAGE ANNUAL TOTAL RETURNS  For the periods ended December 31,
2006






                                     1 YEAR     5 YEARS  10 YEARS
-------------------------------------------------------------------
Florida Fund - Class A(2)
Return Before Taxes                  -0.06%       4.27%    4.98%
Return After Taxes on                -0.06%       4.27%    4.98%
Distributions
Return After Taxes on
Distributions                         1.37%       4.28%    4.94%
 and Sale of Fund Shares
Lehman Brothers Municipal Bond        4.84%       5.53%    5.76%
Index(3)
(index reflects no deduction for
fees, expenses, or taxes)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.49% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

INSURED FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]


8.11%   6.04%  -3.40%  12.01%  4.60%  8.65%  5.45%  4.12%  3.79%  4.37%
----------------------------------------------------------------------
97      98     99      00      01     02     03     04     05     06

                                YEAR


Best Quarter:                             Q4 '00      4.78%
Worst Quarter:                            Q2 '04     -2.65%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006

                                      1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------
Insured Fund - Class A(2)
Return Before Taxes                   -0.09%    4.35%     4.85%
Return After Taxes on Distributions   -0.11%    4.35%     4.80%
Return After Taxes on                 1.41%     4.38%     4.83%
Distributions
 and Sale of Fund Shares
Lehman Brothers Municipal Bond        4.84%     5.53%     5.76%
Index(3)
(index reflects no deduction for
fees, expenses, or taxes)
                                      1 YEAR   5 YEARS    SINCE
                                                        INCEPTION
                                                         (2/1/00)
-------------------------------------------------------------------
Insured Fund - Class B(2)             -0.20%    4.36%     5.75%
Lehman Brothers Municipal Bond        4.84%     5.53%     6.48%
Index3

                                      1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------
Insured Fund - Class C(2)             2.86%     4.70%     4.74%
Lehman Brothers Municipal Bond        4.84%     5.53%     5.76%
Index(3)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.69% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


MASSACHUSETTS FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

8.81%   5.39%  -3.72%  13.21%  4.18%  8.58%  5.26% 4.42%  3.86%  4.45%
----------------------------------------------------------------------
97      98     99      00      01     02     03    04     05     06

                              YEAR


Best Quarter:                             Q4 '00      5.55%
Worst Quarter:                            Q2 '04     -2.66%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006

                                     1 YEAR     5 YEARS   10 YEARS
-
--------------------------------------------------------------------
Massachusetts Fund - Class A(2)
Return Before Taxes                   0.00%      4.39%      4.91%
Return After Taxes on Distributions   0.00%      4.38%      4.86%
Return After Taxes on
Distributions                         1.39%      4.39%      4.86%
 and Sale of Fund Shares
Lehman Brothers Municipal Bond        4.84%      5.53%      5.76%
Index(3)
(index reflects no deduction for
fees,
 expenses, or taxes)

                                     1 YEAR     5 YEARS   10 YEARS
--------------------------------------------------------------------

Massachusetts Fund - Class C(2)       2.85%      4.74%      4.79%
Lehman Brothers Municipal Bond        4.84%      5.53%      5.76%
Index(3)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.64% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



MICHIGAN FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

8.15%   6.47%  -2.27%  11.02%  4.83%  9.01%  4.95% 3.83%  3.82%  4.22%
----------------------------------------------------------------------
97      98     99      00      01     02     03    04     05     06

                               YEAR

Best Quarter:                             Q3 '02      4.43%
Worst Quarter:                            Q2 '04     -2.52%


AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2006

                                        1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------
Michigan Fund - Class A(2)
Return Before Taxes                     -0.18%    4.24%     4.89%
Return After Taxes on Distributions     -0.21%    4.19%     4.83%
Return After Taxes on Distributions      1.38%    4.26%     4.86%
and
 Sale of Fund Shares
Lehman Brothers Municipal Bond           4.84%    5.53%     5.76%
Index(3)
(index reflects no deduction for
fees, expenses, or taxes)
                                        1 YEAR   5 YEARS    SINCE
                                                          INCEPTION
                                                          (2/1/00)
--------------------------------------------------------------------
Michigan Fund - Class B(2)              -0.27%    4.25%     5.54%
Lehman Brothers Municipal Bond          4.84%     5.53%     6.48%
Index(3)

                                        1 YEAR   5 YEARS  SINCE
                                                          INCEPTION
                                                          (5/1/95)
--------------------------------------------------------------------
Michigan Fund - Class C(2)              2.78%     4.59%     4.78%
Lehman Brothers Municipal Bond          4.84%     5.53%     5.76%
Index(3)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.86% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


MINNESOTA FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

7.69%   5.68%  -3.74%  11.90%  4.73%  7.95%  5.19%  4.22%  3.28%  4.35%
-----------------------------------------------------------------------
97      98     99      00      01     02     03     04     05     06

                               YEAR


Best Quarter:                             Q4 '00      4.59%
Worst Quarter:                            Q2 '04     -2.35%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2006
                                    1 YEAR   5 YEARS  10 YEARS
----------------------------------------------------------------

Minnesota Fund - Class A(2)
Return Before Taxes                 -0.10%    4.08%     4.60%
Return After Taxes on               -0.10%    4.08%     4.58%
Distributions
Return After Taxes on                1.33%    4.13%     4.60%
Distributions
 and Sale of Fund Shares
Lehman Brothers Municipal Bond       4.84%    5.59%     5.76%
Index(3)
(index reflects no deduction
for   fees, expenses, or taxes)

                                    1 YEAR   5 YEARS  10 YEARS
----------------------------------------------------------------

Minnesota Fund - Class C(2)          2.85%    4.43%     4.49%
Lehman Brothers Municipal Bond       4.84%    5.53%     5.76%
Index(3)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.73% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



OHIO FUND - CLASS A ANNUAL TOTAL RETURNS(1)
[Insert bar graph]

8.16%   5.94%  -3.00%  11.34%  4.74%  8.31%  4.93%  4.40%  3.86%  4.74%
-----------------------------------------------------------------------
97      98      99     00      01     02     03     04     05     06

                               YEAR


Best Quarter:                             Q4 '00      4.24%
Worst Quarter:                            Q2 '04     -2.77%



AVERAGE ANNUAL TOTAL RETURNS   For the periods ended December 31,
2006

                                      1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------
Ohio Fund - Class A(2)
Return Before Taxes                    0.26%    4.32%     4.82%
Return After Taxes on Distributions    0.26%    4.32%     4.80%
Return After Taxes on Distributions    1.59%    4.34%     4.80%
and
 Sale of Fund Shares
Lehman Brothers Municipal Bond         4.84%    5.53%     5.76%
Index(3)
(index reflects no deduction for
fees,
 expenses, or taxes)

                                      1 YEAR   5 YEARS    SINCE
                                                        INCEPTION
                                                         (2/1/00)
-------------------------------------------------------------------
Ohio Fund - Class B(2)                 0.16%    4.34%     5.62%
Lehman Brothers Municipal Bond         4.84%    5.53%     6.48%
Index(3)

                                      1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------
Ohio Fund - Class C(2)                 3.13%    4.65%     4.71%
Lehman Brothers Municipal Bond         4.84%    5.53%     5.76%
Index(3)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2007, the Fund's year-to-date return was 0.66% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES               (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

                                  MASSA-
                 FLORIDA INSURED CHUSETTS MICHIGAN MINNESOTA OHIO
                  FUND    FUND    FUND     FUND     FUND     FUND
-----------------------------------------------------------------
CLASS A
Maximum sales      4.25%  4.25%   4.25%   4.25%   4.25%   4.25%
charge (load) as
a percentage of
offering price(1)
Load imposed on    4.25%  4.25%   4.25%   4.25%   4.25%   4.25%
purchases(1)
Maximum deferred    None   None   None    None     None    None
sales charge
(load)(2)
Redemption fee     2.00%  2.00%   2.00%   2.00%   2.00%   2.00%
on shares sold
within 7
calendar days
following their
purchase date(3)

CLASS B(4)
----------------------------------------------------------------
Maximum sales        -    4.00%     -     4.00%     -     4.00%
charge (load) as
a percentage of
offering price
Load imposed on      -     None     -     None      -      None
purchases
Maximum deferred     -    4.00%     -     4.00%     -     4.00%
sales charge
(load)(5)
Redemption fee       -    2.00%     -     2.00%     -     2.00%
on shares sold
within 7
calendar days
following their
purchase date(3)

CLASS C
----------------------------------------------------------------
Maximum sales       -    1.00%   1.00%   1.00%    1.00%   1.00%
charge (load) as
a percentage of
offering price
Load imposed on     -     None   None    None      None    None
purchases
Maximum deferred    -    1.00%   1.00%   1.00%    1.00%   1.00%
sales charge
(load)
Redemption fee      -    2.00%   2.00%   2.00%    2.00%   2.00%
on shares sold
within 7
calendar days
following their
purchase date(3)

Please see "Choosing a Share Class" on page 48 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
ASSETS)

                                 MASSA-
                FLORIDA INSURED CHUSETTS MICHIGA MINNESOTA OHIO
                 FUND     FUND   FUND     FUND    FUND     FUND
---------------------------------------------------------------
CLASS A
Management fees   0.57%  0.46%   0.50%  0.47%   0.49%   0.47%
Distribution
and
 service          0.10%  0.10%   0.10%  0.10%   0.10%   0.10%
(12b-1)
 fees
Other expenses    0.07%  0.07%   0.06%  0.07%   0.07%   0.08%
                  ---------------------------------------------
Total annual
Fund              0.74%  0.63%   0.66%  0.64%   0.66%   0.65%
 operating
expenses
                  =============================================

CLASS B(4)
---------------------------------------------------------------
Management fees     -    0.46%     -    0.47%     -     0.47%
Distribution and
 service (12b-1)
 fees               -    0.65%     -    0.65%     -     0.65%
Other expenses      -    0.07%     -    0.07%     -     0.08%
                  ---------------------------------------------
Total annual
Fund                -    1.18%     -    1.19%     -     1.20%
 operating
expenses
                  =============================================

CLASS C
---------------------------------------------------------------
Management fees     -    0.46%   0.50%  0.47%   0.49%   0.47%
Distribution and
service (12b-1)
fees                -    0.64%   0.64%  0.65%   0.65%   0.65%
Other expenses      -    0.07%   0.06%  0.07%   0.07%   0.08%
                  ---------------------------------------------
Total annual
Fund                -    1.17%   1.20%  1.19%   1.21%   1.20%
 operating
expenses
                  =============================================

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 52).
3. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
4. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
5. Declines to zero after six years.

EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o   You invest $10,000 for the periods shown;
o   Your investment has a 5% return each year; and
o   The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             MASSA-
            FLORIDA INSURED CHUSETTS MICHIGAN MINNESOTA OHIO
              FUND   FUND     FUND     FUND     FUND    FUND
---------------------------------------------------------------
If you sell
your shares
at the end
of the
period:
CLASS A
1 Year(1)     $497   $487     $490     $488     $490    $489
3 Years       $651   $618     $627     $621     $627    $624
5 Years       $819   $761     $777     $767     $777    $772
10 Years     $1,304 $1,178   $1,213   $1,189   $1,213  $1,201

CLASS B
1 Year         -     $520      -       $521      -      $522
3 Years        -     $675      -       $678      -      $681
5 Years        -     $849      -       $854      -      $860
10 Years(2)    -    $1,279     -      $1,290     -     $1,302

CLASS C
1 Year         -     $219     $222     $221     $223    $222
3 Years        -     $372     $381     $378     $384    $381
5 Years        -     $644     $660     $654     $665    $660
10 Years       -    $1,420   $1,455   $1,443   $1,466  $1,455

                             MASSA-
             FLORIDAINSURED CHUSETTS MICHIGAN MINNESOTA OHIO
              FUND   FUND     FUND     FUND     FUND    FUND
---------------------------------------------------------------
If you do
not sell
your shares:
CLASS B
1 Year         -     $120      -       $121      -      $122
3 Years        -     $375      -       $378      -      $381
5 Years        -     $649      -       $654      -      $660
10 Years(2)    -    $1,279     -      $1,290     -     $1,302

CLASS C
1 Year         -     $119     $122     $121     $123    $122
3 Years        -     $372     $381     $378     $384    $381
5 Years        -     $644     $660     $654     $665    $660
10 Years       -    $1,420   $1,455   $1,443   $1,466  $1,455

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

MANAGEMENT

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is each Fund's investment manager.
Together, Advisers and its affiliates manage over $620 billion in assets.

The Funds are managed by a team of dedicated professionals focused on investing in tax-free securities. The portfolio managers have responsibility for the day-to-day management of particular Funds and operate as a team to develop ideas and implement investment strategy for all the Funds. They are as follows:

JAMES CONN CFA, VICE PRESIDENT OF ADVISERS
Mr. Conn has been an analyst or portfolio manager of the Insured, Massachusetts, Michigan, Minnesota and Ohio Funds since 1999. He joined Franklin Templeton Investments in 1996.

JOSEPH GOTELLI, ASSISTANT PORTFOLIO MANAGER
Mr. Gotelli has been an analyst or portfolio manager of the Massachusetts Fund since February 2007. He joined Franklin
Templeton in 2001.

CARRIE HIGGINS, VICE PRESIDENT OF ADVISERS
Ms. Higgins has been an analyst or portfolio manager of the Florida Fund since 2004. She joined Franklin Templeton
Investments in 1990.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS
Mr. Pomeroy has been an analyst or portfolio manager of the Insured, Massachusetts, Michigan, Minnesota and Ohio Funds since
1989. He joined Franklin Templeton Investments in 1986.

FRANCISCO RIVERA, VICE PRESIDENT OF ADVISERS
Mr. Rivera has been an analyst or portfolio manager of the Massachusetts Fund since 1996. He joined Franklin Templeton
Investments in 1994.

STELLA S. WONG, VICE PRESIDENT OF ADVISERS
Ms. Wong has been an analyst or portfolio manager of the Florida
Fund since its inception. She joined Franklin Templeton
Investments in 1986.

The following individuals are jointly responsible for the day-to-day management of the Funds:

FLORIDA INSURED FUND

CARRIE HIGGINS. Ms. Higgins has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

STELLA S. WONG. Ms. Wong is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

INSURED FUND

JOHN POMEROY. Mr. Pomeroy has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JAMES CONN. Mr. Conn is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

MASSACHUSETTS INSURED FUND

JAMES CONN. Mr. Conn has sole authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JOSEPH GOTELLI. Mr. Gotelli is manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

JOHN POMEROY. Mr. Pomeroy is manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

FRANCISCO RIVERA. Mr. Rivera is manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

MICHIGAN INSURED FUND

JOHN POMEROY. Mr. Pomeroy has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JAMES CONN. Mr. Conn is manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

MINNESOTA INSURED FUND

JAMES CONN. Mr. Conn has sole authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JOHN POMEROY. Mr. Pomeroy is manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

OHIO INSURED FUND

JAMES CONN. Mr. Conn has sole authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JOHN POMEROY. Mr. Pomeroy is manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

Each Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended February 28, 2007, each Fund paid to the manager for its services the following management fees as a percentage of its average monthly net assets:

                           MANAGEMENT FEES
                           (AS A PERCENTAGE OF AVERAGE
                           MONTHLY NET ASSETS)
----------------------------------------------------------
Florida Fund                                        0.57%
Insured Fund                                        0.46%
Massachusetts Fund                                  0.50%
Michigan Fund                                       0.47%
Minnesota Fund                                      0.49%
Ohio Fund                                           0.47%

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Funds' annual report to shareholders for the fiscal year ended February 28, 2007.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following a 30-day public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of federal securities and state laws relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website.
Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund has qualified to be treated as a regulated investment company under the Internal Revenue Code (Code). As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund typically declares an income dividend each day that its net asset value is calculated and pays them monthly. A Fund does not pay "interest." Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. Your income dividends and capital gain distribution will be automatically reinvested in additional shares at net asset value unless you elect to receive cash payments.

ANNUAL STATEMENTS. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Under provisions adopted in the 2005 Tax Act, each Fund is now required for income distributions of $10 or more to provide you with a statement showing the amount of exempt-interest dividends paid as well as distributions of taxable ordinary income and capital gains. Distributions declared in December but paid in January are taxable as if they were paid in December, and distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on December 10th at the Fund's current NAV of $10 per share, and the Fund makes a capital gain distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.

TAX CONSIDERATIONS

You may receive three different types of distributions from the
Fund:

EXEMPT-INTEREST DIVIDENDS. Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of other states. A Kentucky Court of Appeals recently found, in the case captioned DAVIS V. DEPT. OF REVENUE, that a provision in Kentucky law that exempts from taxation interest earned on municipal securities of Kentucky or its political subdivisions, but taxes such income when it is derived from non-Kentucky municipal securities, is unconstitutional. The Kentucky Supreme Court declined to review the decision of the Kentucky Court of Appeals, but the U.S. Supreme Court has now granted CERTIORARI to hear Kentucky's petition challenging this decision. The final outcome of Davis will likely not be known until the spring or early summer of 2008. At that time, a final decision affirming the Kentucky Appellate Court could impact the state tax status of distributions from state tax-free funds and could negatively impact the value of securities held by such funds, and, therefore, the value of fund shares. However, irrespective of how the U.S. Supreme Court decides DAVIS, exempt-interest dividends will continue to be exempt from regular federal income tax as described above. Kentucky residents in particular should talk to their personal tax advisors concerning the potential impact of this decision on reporting exempt-interest dividends on their personal income tax returns in Kentucky.

Corporate shareholders should note that these dividends may be taxable in states that impose corporate franchise or income taxes. Therefore, corporate shareholders should consult with their tax advisors about the taxability of this income before investing in a Fund.

Exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.

o TAXABLE INCOME DIVIDENDS. Each Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. A Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals.

o CAPITAL GAIN DISTRIBUTIONS. Each Fund also may realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions are taxable to you as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).

RECLASSIFICATION RISK. The Internal Revenue Service (IRS) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction or become taxable by reason of refinancing irregularities or the misuse of proceeds from the bond offering. While the Fund endeavors to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income for the Fund. In this case, the Fund might be required to send to you and file with the IRS information returns (Forms 1099-DIV) for the current or prior calendar years classifying (or reclassifying) some of its exempt-interest dividends as taxable dividends. On prior year dividends, you might need to file amended income tax returns and pay additional tax and interest to avoid additional penalties and to limit interest charges on these taxable dividends.

SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class in the same Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

BACKUP WITHHOLDING. If you do not provide your Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income (including any exempt-interest dividends), capital gains or proceeds from the sale of your shares. Each Fund also must withhold if the IRS instructs it to do so.

STATE AND LOCAL TAXES. Distributions of ordinary income and capital gains (if any), and gains from the sale of your Fund shares, generally are subject to state and local taxes.

FLORIDA INSURED FUND. Florida residents should note that Florida has abolished its personal property tax on intangible property, effective January 1, 2007. While shares of the Florida Insured Fund were previously exempt from this tax for Florida residents (because 90% or more of this Fund's assets were always invested in Florida state and local obligations), Florida residents can now invest tax-free in any Fund in the Trust.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Exempt-interest dividends and capital gain dividends paid by a Fund from its net long-term capital gains are generally exempt from this withholding tax.

The 2004 Tax Act amended these withholding tax provisions to exempt most dividends paid by a Fund from U.S. source taxable interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by a non-U.S. investor. Under this law, any taxable ordinary dividends designated as interest-related dividends (dividends that are designated as a payment out of qualified interest income) and short-term capital gain dividends generally will not be subject to a U.S. withholding tax, provided you properly certify your status as a non-U.S. investor.

These exemptions from nonresident alien withholding apply to any distributions of taxable interest-related and short-term capital gain dividends paid by a Fund out of income earned by the Fund prior to March 1, 2008. Distributions of exempt-interest and net capital gains (distributions of net long-term capital gains) remain exempt from nonresident withholding.

Non-U.S. investors may also be subject to U.S. estate tax. The
2004 Tax Act provides a partial exemption from U.S. estate tax that may apply to Fund shares held by the estate of a non-U.S.
decedent dying before January 1, 2008.

Special U.S. tax certification requirements apply to non-U.S.
investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any taxable and tax-exempt dividends, short-term capital gain dividends, distributions of long-term capital gains, and redemption proceeds received from a Fund.

The federal income and estate tax rules that apply to non-U.S. investors are detailed and complex. Non-U.S. investors are encouraged to see the more detailed information contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.

OTHER TAX INFORMATION. This discussion of "Distributions and Taxes" is not written to provide you with tax advice, and does not purport to deal with all of the federal tax consequences that may be applicable to your investment in a Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund, or about the federal, state, local or foreign tax consequences of your investment in a Fund.

FINANCIAL HIGHLIGHTS

The tables below present each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



YOUR ACCOUNT

THE BOARD OF TRUSTEES HAS APPROVED THE TERMINATION OF OFFERING CLASS B SHARES. EXISTING SHAREHOLDERS OF CLASS B SHARES MAY CONTINUE AS CLASS B SHAREHOLDERS, CONTINUE TO REINVEST DIVIDENDS INTO CLASS B SHARES AND EXCHANGE THEIR CLASS B SHARES FOR CLASS B SHARES OF OTHER FRANKLIN TEMPLETON FUNDS AS PERMITTED BY THE CURRENT EXCHANGE PRIVILEGES. NEW OR ADDITIONAL INVESTMENTS INTO CLASS B ARE NOT PERMITTED. FOR CLASS B SHARES OUTSTANDING ON FEBRUARY 28, 2005 AND CLASS B SHARES ACQUIRED UPON REINVESTMENT OF DIVIDENDS, ALL CLASS B SHARE ATTRIBUTES, INCLUDING THE ASSOCIATED RULE 12B-1 FEE, CONTINGENT DEFERRED SALES CHARGE AND CONVERSION FEATURES, WILL CONTINUE.


CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B or Class C share Fund accounts.

     CLASS A         CLASS C
     --------------------------------
     o  Initial      o  No
        sales           initial
        charge of       sales
        4.25% or        charge
        less

     o  Deferred     o  Deferred
        sales           sales
        charge of       charge of
        1% on           1% on
        purchases       shares you
        of $1           sell within
        million or      12 months
        more sold
        within 18
        months

     o  Lower        o  Higher
        annual          annual
        expenses        expenses
        than Class      than Class
        C due to        A due to
        lower           higher
        distribution    distribution
        fees            fees.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin
Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

SALES CHARGES - CLASS A

                              THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING       OF YOUR NET
                                   PRICE*           INVESTMENT*
--------------------------------------------------------------------
Under $100,000                      4.25                4.44
$100,000 but under $250,000         3.50                3.63
$250,000 but under $500,000         2.50                2.56
$500,000 but under $1               2.00                2.04
million

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS

QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at WWW.FRANKLINTEMPLETON.COM/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."

1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

o     You, individually;
o Your spouse or domestic partner, as recognized by applicable state law;
o     You jointly with your spouse or domestic partner;
o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;
o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA account for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you [or your spouse or domestic partner] are the authorized signer); THAT ARE

(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the cumulative quantity discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank or an investment advisor); or

o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 52).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.15% per year for the Florida Fund and 0.10% per year for the remaining Funds, to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES

WITHIN THIS MANY YEARS AFTER    THIS % IS DEDUCTED FROM
BUYING THEM                     YOUR PROCEEDS AS A CDSC
--------------------------------------------------------
1 Year                          4
2 Years                         4
3 Years                         3
4 Years                         3
5 Years                         2
6 Years                         1
7 Years                         0


There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see below). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 64 for exchange information).

REINSTATEMENT PRIVILEGE

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or
(ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A or C shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Templeton Bank
Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.


BUYING SHARES

MINIMUM INVESTMENTS - CLASS A & C
-----------------------------------------------------
                                        INITIAL
-----------------------------------------------------
Regular accounts                        $1,000
-----------------------------------------------------
Automatic investment plans              $50
-----------------------------------------------------
UGMA/UTMA accounts                      $100
-----------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250
-----------------------------------------------------
Current and former full-time            $100
employees, officers, trustees and
directors of Franklin Templeton
entities, and their family members
-----------------------------------------------------

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.


ACCOUNT APPLICATION

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 58). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

BUYING SHARES
----------------------------------------------------------------------
                   OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
----------------------------------------------------------------------
THROUGH YOUR       Contact your investment   Contact your investment
INVESTMENT         representative            representative
REPRESENTATIVE
----------------------------------------------------------------------
                   If you have another       Before requesting a
BY PHONE/ONLINE    Franklin Templeton fund   telephone or online
                   account with your bank    purchase into an
(Up to $100,000    account information on    existing account,
per shareholder    file, you may open a new  please make sure we
per day)           account by phone. At      have your bank account
                   this time, a new account  information on file. If
1-800/632-2301     may not be opened online. we do not have this
                                             information, you will
franklintempleton. To make a same day        need to send written
com                investment, your phone    instructions with your
NOTE: (1) CERTAIN  order must be received    bank's name and address
ACCOUNT TYPES ARE  and accepted by us by     and a voided check or
NOT AVAILABLE FOR  1:00 p.m. Pacific time    savings account deposit
ONLINE ACCOUNT     or the close of the New   slip. If the bank and
ACCESS AND (2)     York Stock Exchange,      Fund accounts do not
THE AMOUNT MAY BE  whichever is earlier.     have at least one
HIGHER FOR                                   common owner, your
MEMBERS OF                                   written request must be
FRANKLIN                                     signed by ALL fund AND
TEMPLETON VIP                                bank account owners,
SERVICES(TM).                                   and each individuaL
PLEASE SEE PAGE                              must have his or her
60 FOR MORE                                  signature guaranteed.
INFORMATION
REGARDING                                    To make a same day
ELIGIBILITY.                                 investment, your phone
                                             or online order must be
                                             received and accepted
                                             by us by 1:00 p.m.
                                             Pacific time or the
                                             close of the New York
                                             Stock Exchange,
                                             whichever is earlier.
----------------------------------------------------------------------
                   Make your check payable   Make your check payable
                   to the Fund.              to the Fund. Include
BY MAIL                                      your account number on
                   Mail the check and your   the check.
                   signed application to
                   Investor Services.        Fill out the deposit
                                             slip from your account
                                             statement. If you do
                                             not have a slip,
                                             include a note with
                                             your name, the Fund
                                             name, and your  account
                                             number.

                                             Mail the check and
                                             deposit slip or note to
                                             Investor Services.
----------------------------------------------------------------------
                   Call to receive a wire    Call to receive a wire
                   control number and wire   control number and wire
                   instructions.             instructions.
BY WIRE
                   Wire the funds and mail   To make a same day wire
1-800/632-2301     your signed application   investment, the wired
(or                to Investor Services.     funds must be received
1-650/312-2000     Please include the wire   and accepted by us by
collect)           control number or your    1:00 p.m. Pacific time
                   new account number on     or the close of the New
                   the application.          York Stock Exchange,
                                             whichever is earlier.
                   To make a same day wire
                   investment, the wired
                   funds must be received
                   and accepted by us by
                   1:00 p.m. Pacific time
                   or the close of the New
                   York Stock Exchange,
                   whichever is earlier.
----------------------------------------------------------------------
                   Call Shareholder          Call Shareholder
                   Services at               Services at
BY EXCHANGE        1-800/632-2301, or send   1-800/632-2301 or send
                   signed written            signed written
                   instructions. You also    instructions. You also
franklintempleton. may place an online       may place an online
com                exchange order. The       exchange order.
                   automated telephone
                   system cannot be used to
                   open a new account.       (Please see page 64 for
                                             information on
                   (Please see page 64 for   exchanges.)
                   information on
                   exchanges.)
----------------------------------------------------------------------

               FRANKLIN TEMPLETON INVESTOR SERVICES
                          P.O. BOX 997151,
                     SACRAMENTO, CA 95899-7151
                  CALL TOLL-FREE: 1-800/632-2301
   (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
                OR VISIT US ONLINE 24 HOURS A DAY,
              7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund.
This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES      1-800/632-2301
ADVISOR SERVICES          1-800/524-4040

DISTRIBUTION OPTIONS

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at FRANKLINTEMPLETON.COM. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.


FRANKLIN TEMPLETON VIP SERVICES(TM)

You may be eligible for Franklin Templeton VIP Services(TM) if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services(TM) shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and a Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect a Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP
Services(TM). Please see page 60 for more information regarding eligibility.


SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

SELLING SHARES
------------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
------------------------------------------------------------------
THROUGH YOUR          Contact your investment representative
INVESTMENT
REPRESENTATIVE
------------------------------------------------------------------
                      Send written instructions and endorsed
BY MAIL               share certificates (if you hold share
                      certificates) to Investor Services.
                      Corporate, partnership or trust accounts may need to send additional documents.

                      Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s) and
                      address on the account, or otherwise
                      according to your written instructions.
------------------------------------------------------------------
                      As long as your transaction is for
BY PHONE/ONLINE       $100,000 or less, you do not hold share
                      certificates and you have not changed your
1-800/632-2301        address by phone or online within the last
                      15 days, you can sell your shares by phone
franklintempleton.com or online. The amount may be higher for members of Franklin Templeton VIP
                      Services(TM). Please see page 60 for more information regarding eligibility.

                      A check will be mailed to the name(s) and
                      address on the account, or a
                      pre-authorized secondary address. Written
                      instructions, with a signature guarantee,
                      are required to send the check to another
                      address or to make it payable to another
                      person.
------------------------------------------------------------------
                      You can call, write, or visit us online to
                      have redemption proceeds sent to a bank
                      account. See the policies at left for
BY ELECTRONIC FUNDS   selling shares by mail, phone, or online.
TRANSFER (ACH)
                      Before requesting to have redemption
                      proceeds sent to a bank account, please
                      make sure we have your bank account
                      information on file. If we do not have
                      this information, you will need to send
                      written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                      If we receive your request in proper form
                      by 1:00 p.m. Pacific time, proceeds sent
                      by ACH generally will be available within
                      two to three business days.
------------------------------------------------------------------
                      Obtain a current prospectus for the fund
BY EXCHANGE           you are considering. Prospectuses are
                      available online at franklintempleton.com.

                      Call Shareholder Services at the number
                      below or send signed written instructions.
                      You also may place an exchange order
                      online. See the policies at left for
                      selling shares by mail, phone, or online.

                      If you hold share certificates, you will
                      need to return them to the Fund before
                      your exchange can be processed.
------------------------------------------------------------------

               Franklin Templeton Investor Services
                          P.O. Box 997151,
                     Sacramento, CA 95899-7151
                  Call toll-free: 1-800/632-2301
   (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
                or visit us online 24 hours a day,
              7 days a week, at franklintempleton.com

EXCHANGING SHARES

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES.  IF THERE IS A CONFLICT BETWEEN
THE EXCHANGE PRIVILEGES OF TWO FUNDS INVOLVED IN AN EXCHANGE
TRANSACTION, THE STRICTER POLICY WILL APPLY TO THE TRANSACTION.
OTHER FRANKLIN TEMPLETON FUNDS MAY HAVE DIFFERENT EXCHANGE
RESTRICTIONS. CHECK EACH FUND'S PROSPECTUS FOR DETAILS.

MARKET TIMING TRADING POLICY

The Funds' board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing
Trading Policy).

MARKET TIMING GENERALLY. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in each Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in its sole discretion concludes that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, each Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While a Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of a Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share.

Each Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
o   imposing a redemption fee for short-term trading;
o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, a Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of each Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS. Each Fund reserves the right to close your account if the account value falls below $500 ($50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing).


ACCOUNT POLICIES

CALCULATING SHARE PRICE

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable
CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.

Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. A Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Each Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - MUNICIPAL SECURITIES - MATRIX PRICING (FAIR
VALUATION)

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. Each Fund's pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date. Matrix pricing is considered a form of fair value pricing.

ACCOUNTS WITH LOW BALANCES

If your account has been open for more than one year and its value falls below $500 ($50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation's Networking system; and, (2) accounts in Class B and Class A accounts established pursuant to a conversion from Class B.


STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see
"Telephone/Online Privileges" on page 59).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow a Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o  Exchange  shares  from  a  jointly  registered  Fund  account requiring all registered  owner  signatures into an identically
   registered   money  fund   account   that  only   requires  one
   registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that each Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Funds and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Funds' transfer agent from payments it receives under its agreement with the Funds.

                             CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------
COMMISSION (%)               ---          ---          1.00(3)
Investment under $100,000    4.00         ---          ---
$100,000 but under $250,000  2.80         ---          ---
$250,000 but under $500,000  2.00         ---          ---
$500,000 but under $1        1.60         ---          ---
million
$1 million or more     up to 0.75(1)      ---          ---
12B-1 FEE TO DEALER          0.10(1)      0.15(2)      0.65(4)

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Commission includes advance of the first year's 0.15% 12b-1 service fee. Distributors may pay a prepaid commission.
4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

OTHER DEALER COMPENSATION. Distributors may make payments from its own financial resources, to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

QUESTIONS

If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-7151. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                               HOURS (PACIFIC TIME,
DEPARTMENT NAME              TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
--------------------------------------------------------------
Shareholder Services         1-800/632-2301    5:30 a.m. to 5:00 p.m.
Fund Information             1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                             (1-800/342-5236)
Retirement Services          1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services             1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional Services       1-800/321-8563    6:00 a.m. to 4:00 p.m.
TDD (hearing impaired)       1-800/851-0637    5:30 a.m. to 5:00 p.m.
Automated Telephone System   1-800/632-2301    (around-the-clock access)
                             1-800/524-4040
                             1-800/527-2020

FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC
(phone 1-202/551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN TEMPLETON INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)



2238 Investment Company Act file    #811-04149      TF1 P 07/07




               EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                 PLEASE SIGN, DATE AND RETURN YOUR
                            PROXY TODAY




PROXY                                                    PROXY
                  SPECIAL MEETING OF SHAREHOLDERS
           FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND
                            MAY 8, 2008

The undersigned hereby revokes all previous proxies for his/her shares of Franklin Florida Insured Tax-Free Income Fund ("Florida Fund") and appoints Craig S. Tyle, Steven J. Gray, David P. Goss and Karen L. Skidmore, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Florida Fund that the undersigned is entitled to vote at Florida Fund's Special Meeting of Shareholders ("Meeting") to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 2:00 p.m., Pacific time on May 8, 2008, including any postponements or adjournments thereof, upon the matter set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees of Franklin Tax-Free Trust (the "Trust") on behalf of Florida Fund. It will be voted as specified. If no specification is made, this proxy shall be voted FOR the Proposal regarding the reorganization of Florida Fund pursuant to the Plan of Reorganization with the Trust, on behalf Franklin Insured Tax-Free Income Fund. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT
PROMPTLY.  THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO
SHAREHOLDERS WHO HAVE NOT RESPONDED.

                               VOTE VIA THE INTERNET:
                               WWW.FRANKLINTEMPLETON.COM
                               VOTE VIA TELEPHONE: 1-800-241-6192
                               CONTROL NUMBER: 999 9999 9999 999

                               Note: Please sign exactly as your
                               name appears on the proxy. If
                               signing for estates, trusts or
                               corporations, your title or
                               capacity should be stated. If
                               shares are held jointly, one or
                               more joint owners should sign
                               personally.


                               -----------------------------
                               Signature


                               -----------------------------
                               Signature


                               ---------------------, 2008
                               Date



                     (Please see reverse side)

               EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                 PLEASE SIGN, DATE AND RETURN YOUR
                            PROXY TODAY




THE  BOARD  OF  TRUSTEES  UNANIMOUSLY  RECOMMENDS  THAT YOU VOTE IN
FAVOR OF PROPOSAL 1.

                                             FOR  AGAINST  ABSTAIN
1. To approve a Plan of Reorganization        []    []       []
   between the Trust, on behalf of Florida
   Fund and on behalf of Franklin Insured
   Tax-Free Income Fund ("Insured Fund"),
   that provides for (i) the acquisition of substantially all of the assets of Florida Fund by Insured Fund in exchange solely for Class A shares of Insured
   Fund, (ii) the distribution of such
   shares to the shareholders of Florida
   Fund, and (iii) the complete liquidation and dissolution of Florida Fund.
   Shareholders of Florida Fund will
   receive Class A shares of Insured Fund
   with an aggregate net asset value equal
   to the aggregate net asset value of the
   shareholders' Class A shares in Florida
   Fund.




        IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY


PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO
POSTAGE IS REQUIRED IF MAILED IN THE U.S.



























                              PART B

                STATEMENT OF ADDITIONAL INFORMATION
                                FOR
               FRANKLIN INSURED TAX-FREE INCOME FUND
                      DATED FEBRUARY 19, 2008


         Acquisition of Substantially All of the Assets of


          FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND, a series of Franklin Tax-Free Trust

                 By and in exchange for shares of
              FRANKLIN INSURED TAX-FREE INCOME FUND,
                a series of Franklin Tax-Free Trust

      This Statement of Additional Information (SAI) relates specifically to the proposed acquisition of substantially all of the assets of Franklin Florida Insured Tax-Free Income Fund in exchange for Class A shares of Franklin Insured Tax-Free Income Fund.

      This SAI consists of this Cover Page and the following documents. Each of these documents is attached to and is legally considered to be a part of this SAI:

   1. The Statement of Additional Information of Franklin Insured Tax Free Income Fund and Franklin Florida Insured
       Tax-Free Income Fund dated July 1, 2007.

   2.  Annual Report of Franklin Insured Tax-Free Income Fund and
       Franklin Florida Insured Tax-Free Income Fund for the fiscal year ended February 28, 2007.

   3.  Semi-Annual Report of Franklin Florida Insured Tax-Free
       Income Fund for the period ended August 31, 2007.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated February 19, 2008, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN or by writing to Franklin Insured Tax-Free Income Fund, P.O. Box 997151, Sacramento, CA 95899-7151.

----------------------------------------------------------------

The Statement of Additional Information of Franklin Insured Tax-Free Income Fund and Franklin Florida Insured Tax-Free Income Fund dated July 1, 2007, is part of this SAI and will be provided to all shareholders of Franklin Florida Insured Tax-Free Income Fund requesting this SAI. For purposes of this EDGAR filing, the Statement of Additional Information for Franklin Insured Tax-Free Income Fund dated July 1, 2007, is incorporated by reference to the electronic filing made on June 27, 2007, under Accession No. 0000757010-07-000014.

The Annual Report to shareholders of Franklin Insured Tax-Free Income Fund and Franklin Florida Insured Tax-Free Income Fund for the fiscal year ended February 28, 2007, is part of this SAI and will be provided to all shareholders of Franklin Florida Insured Tax-Free Income Fund requesting this SAI. For purposes of this EDGAR filing, the Annual Report to shareholders of Franklin Insured Tax-Free Income Fund for the fiscal year ended February 28, 2007, is incorporated by reference to the electronic filing on form N-CSR made on April 30, 2007, under Accession No. 0000757010-07-000008.

The Semi-Annual Report to shareholders of Franklin Insured Tax-Free Income Fund for the period ended on August 31, 2007, is part of this SAI and will be provided to all shareholders of Franklin Florida Insured Tax-Free Income Fund requesting this SAI. For purposes of this EDGAR filing, the Semi-Annual Report to shareholders of Franklin Florida Insured Tax-Free Income Fund ended on August 31, 2007, is incorporated by reference to the electronic filing on form N-CSRS made on October 31, 2007, under Accession No. 0000757010-07-000029.

As set forth in Item 14(2) of Form N-14 [17 CFR 239.23], pro forma financial statements required by Rule 11-01 of Regulation S-X [17 CFR 210.11-01] are not provided in this Statement of Additional Information since Florida Fund's net asset value did not exceed 10% of the Insured Fund's net asset value, both of which were measured as of a specified date (January 17, 2008) within thirty days prior to the date of filing of this registration statement.